UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-5724

Oppenheimer Global Strategic Income Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 12/31/2015

Item 1.	Schedule of Investments.

CONSOLIDATED STATEMENT OF INVESTMENTS December 31, 2015 Unaudited

		Principal Amount	Value

Asset-Backed Securities—6.0%

American Credit Acceptance Receivables Trust:
Series 2014-2, Cl. B, 2.26%, 3/10/20[1]		$ 9,215,214	$ 9,218,219
Series 2014-3, Cl. B, 2.43%, 6/10/20[1]		1,945,000	1,933,071
Series 2014-4, Cl. B, 2.60%, 10/12/20[1]		645,000	638,259
Series 2015-1, Cl. B, 2.85%, 2/12/21[1]		2,000,000	1,970,166
Series 2015-2, Cl. B, 2.97%, 5/12/21[1]		1,905,000	1,873,833
Series 2015-3, Cl. B, 3.56%, 10/12/21[2]		1,610,000	1,599,334

AmeriCredit Automobile Receivables Trust:
Series 2012-2, Cl. E, 4.85%, 8/8/19[1]		1,460,000	1,481,237
Series 2012-3, Cl. E, 4.46%, 11/8/19[1]		1,260,000	1,277,467
Series 2012-4, Cl. D, 2.68%, 10/9/18		1,090,000	1,098,551
Series 2013-2, Cl. E, 3.41%, 10/8/20[1]		1,715,000	1,728,544
Series 2013-3, Cl. D, 3.00%, 7/8/19		1,540,000	1,559,240
Series 2013-3, Cl. E, 3.74%, 12/8/20[1]		750,000	750,085
Series 2013-4, Cl. D, 3.31%, 10/8/19		5,880,000	5,978,658
Series 2013-5, Cl. D, 2.86%, 12/9/19		2,555,000	2,571,781
Series 2014-1, Cl. C, 2.15%, 3/9/20		1,905,000	1,898,725
Series 2014-1, Cl. D, 2.54%, 6/8/20		1,120,000	1,118,879
Series 2014-1, Cl. E, 3.58%, 8/9/21		1,670,000	1,662,863
Series 2014-2, Cl. C, 2.18%, 6/8/20		3,000,000	2,993,557
Series 2014-2, Cl. D, 2.57%, 7/8/20		2,165,000	2,144,579
Series 2014-2, Cl. E, 3.37%, 11/8/21		1,175,000	1,158,022
Series 2014-3, Cl. D, 3.13%, 10/8/20		1,885,000	1,884,957
Series 2014-4, Cl. D, 3.07%, 11/9/20		975,000	971,256
Series 2015-2, Cl. C, 2.40%, 1/8/21		610,000	602,616
Series 2015-2, Cl. D, 3.00%, 6/8/21		870,000	859,328
Series 2015-3, Cl. D, 3.34%, 8/8/21		935,000	926,174
Series 2015-4, Cl. D, 3.72%, 12/8/21		1,060,000	1,058,202

Bancaja Fondo de Titulizacion, Series 10, Cl. A2, 0.028%, 5/22/50[3]	EUR	2,918,788	3,031,879

California Republic Auto Receivables Trust:
Series 2013-2, Cl. C, 3.32%, 8/17/20		1,170,000	1,182,433
Series 2014-2, Cl. C, 3.29%, 3/15/21		385,000	380,726
Series 2014-4, Cl. C, 3.56%, 9/15/21		445,000	440,045

Capital Auto Receivables Asset Trust:
Series 2013-1, Cl. D, 2.19%, 9/20/21		990,000	987,421
Series 2014-1, Cl. D, 3.39%, 7/22/19		2,085,000	2,118,524
Series 2014-3, Cl. D, 3.14%, 2/20/20		775,000	772,313
Series 2015-2, Cl. C, 2.67%, 8/20/20		810,000	802,299
Series 2015-4, Cl. D, 3.62%, 5/20/21		1,430,000	1,412,007

CarFinance Capital Auto Trust:
Series 2013-2A, Cl. B, 3.15%, 8/15/19[1]		420,000	422,207
Series 2015-1A, Cl. A, 1.75%, 6/15/21[1]		8,882,937	8,830,401

CarMax Auto Owner Trust:
Series 2012-2, Cl. D, 3.02%, 12/17/18		4,885,000	4,915,652
Series 2014-2, Cl. D, 2.58%, 11/16/20		1,365,000	1,358,998
Series 2015-2, Cl. D, 3.04%, 11/15/21		525,000	521,048
Series 2015-3, Cl. D, 3.27%, 3/15/22		935,000	932,863

Chrysler Capital Auto Receivables Trust:
Series 2013-BA, Cl. B, 1.78%, 6/17/19[1]		3,595,000	3,571,853
Series 2013-BA, Cl. C, 2.24%, 9/16/19[1]		3,230,000	3,201,137
Series 2014-AA, Cl. B, 1.76%, 8/15/19[1]		3,945,000	3,903,359
Series 2014-AA, Cl. C, 2.28%, 11/15/19[1]		4,335,000	4,311,611

1 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Asset-Backed Securities (Continued)

CLI Funding V LLC, Series 2014-2A, Cl. A, 3.38%, 10/18/29[1]		$ 927,279	$ 900,068

CPS Auto Receivables Trust, Series 2014-C, Cl. A, 1.31%, 2/15/19[1]		771,433	765,866

CPS Auto Trust, Series 2012-C, Cl. A, 1.82%, 12/16/19[1]		178,184	177,476

Credit Acceptance Auto Loan Trust:
Series 2014-1A, Cl. B, 2.29%, 4/15/22[1]		2,265,000	2,257,476
Series 2015-2A, Cl. B, 3.04%, 8/15/23[1]		1,700,000	1,693,235

Cronos Containers Program I Ltd., Series 2014-2A, Cl. A, 3.27%, 11/18/29[1]		879,630	859,126

Drive Auto Receivables Trust:
Series 2015-AA, Cl. B, 2.28%, 6/17/19[1]		2,890,000	2,910,896
Series 2015-AA, Cl. C, 3.06%, 5/17/21[1]		5,165,000	5,173,927
Series 2015-BA, Cl. C, 2.76%, 7/15/21[1]		7,180,000	7,134,474
Series 2015-CA, Cl. B, 2.23%, 9/16/19[1]		3,760,000	3,747,591
Series 2015-DA, Cl. C, 3.38%, 11/15/21[1]		1,255,000	1,249,991

DT Auto Owner Trust:
Series 2012-2A, Cl. D, 4.35%, 3/15/19[1]		754,764	755,035
Series 2013-1A, Cl. D, 3.74%, 5/15/20[1]		4,695,000	4,714,277
Series 2013-2A, Cl. D, 4.18%, 6/15/20[1]		9,060,000	9,118,519
Series 2014-1A, Cl. D, 3.98%, 1/15/21[1]		1,785,000	1,784,488
Series 2014-3A, Cl. D, 4.47%, 11/15/21[1]		900,000	901,035
Series 2015-1A, Cl. C, 2.87%, 11/16/20[1]		920,000	916,624

Element Rail Leasing I LLC, Series 2014-1A, Cl. A1, 2.299%, 4/19/44[1]		1,110,261	1,093,355

Exeter Automobile Receivables Trust:
Series 2013-2A, Cl. C, 4.35%, 1/15/19[1]		1,640,000	1,655,538
Series 2014-1A, Cl. B, 2.42%, 1/15/19[1]		1,145,000	1,145,057
Series 2014-1A, Cl. C, 3.57%, 7/15/19[1]		2,655,000	2,657,683
Series 2014-2A, Cl. A, 1.06%, 8/15/18[1]		123,264	122,935
Series 2014-2A, Cl. C, 3.26%, 12/16/19[1]		540,000	532,107

First Investors Auto Owner Trust:
Series 2012-1A, Cl. D, 5.65%, 4/15/18[1]		960,000	961,223
Series 2013-3A, Cl. C, 2.91%, 1/15/20[1]		840,000	841,892
Series 2013-3A, Cl. D, 3.67%, 5/15/20[1]		620,000	620,889
Series 2014-3A, Cl. D, 3.85%, 2/15/22[1]		645,000	645,645

Flagship Credit Auto Trust:
Series 2014-2, Cl. A, 1.43%, 12/16/19[1]		764,316	759,591
Series 2015-3, Cl. A, 2.38%, 10/15/20[1]		11,011,822	10,961,256

GM Financial Automobile Leasing Trust, Series 2015-1, Cl. D, 3.01%, 3/20/20		1,245,000	1,232,262

GO Financial Auto Securitization Trust, Series 2015-1, Cl. A, 1.81%, 3/15/18[1]		572,352	571,547

ICE EM CLO:
Series 2007-1A, Cl. B, 2.219%, 8/15/22[1,3]		21,000,000	20,094,900
Series 2007-1A, Cl. C, 3.519%, 8/15/22[1,3]		17,780,000	16,873,220
Series 2007-1A, Cl. D, 5.519%, 8/15/22[1,3]		16,050,391	15,045,637

Lusitano Mortgages plc, Series 3, Cl. A, 0.211%, 10/16/47[3]	EUR	1,474,882	1,408,147

Magellan Mortgages No. 3 plc, Series 3, Cl. A, 0.179%, 5/15/58[3]	EUR	1,350,918	1,261,113

Navistar Financial Dealer Note Master Trust, Series 2014-1, Cl. D, 2.722%, 10/25/19[1,3]		545,000	541,892

2 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Asset-Backed Securities (Continued)

Santander Drive Auto Receivables Trust:
Series 2012-AA, Cl. D, 2.46%, 12/17/18[1]		$ 7,360,000	$ 7,401,598
Series 2013-1, Cl. D, 2.27%, 1/15/19		8,955,000	8,959,356
Series 2013-3, Cl. D, 2.42%, 4/15/19		720,000	718,561
Series 2013-4, Cl. D, 3.92%, 1/15/20		2,160,000	2,210,422
Series 2013-4, Cl. E, 4.67%, 1/15/20[1]		1,580,000	1,621,709
Series 2013-5, Cl. D, 2.73%, 10/15/19		3,220,000	3,231,640
Series 2013-A, Cl. D, 3.78%, 10/15/19[1]		2,105,000	2,142,574
Series 2013-A, Cl. E, 4.71%, 1/15/21[1]		1,220,000	1,248,159
Series 2014-1, Cl. D, 2.91%, 4/15/20		2,425,000	2,437,388
Series 2014-2, Cl. C, 2.33%, 11/15/19		10,525,000	10,544,715
Series 2014-2, Cl. D, 2.76%, 2/18/20		1,875,000	1,867,686
Series 2014-3, Cl. B, 1.45%, 5/15/19		10,940,000	10,923,169
Series 2014-3, Cl. D, 2.65%, 8/17/20		1,865,000	1,857,110
Series 2014-4, Cl. B, 1.82%, 5/15/19		5,075,000	5,080,804
Series 2014-4, Cl. C, 2.60%, 11/16/20		3,848,000	3,856,420
Series 2014-4, Cl. D, 3.10%, 11/16/20		2,840,000	2,841,644
Series 2014-5, Cl. D, 3.21%, 1/15/21		1,840,000	1,845,171
Series 2015-1, Cl. C, 2.57%, 4/15/21		2,630,000	2,616,345
Series 2015-1, Cl. D, 3.24%, 4/15/21		1,335,000	1,333,674
Series 2015-2, Cl. D, 3.02%, 4/15/21		1,420,000	1,398,540
Series 2015-3, Cl. D, 3.49%, 5/17/21		1,760,000	1,746,247
Series 2015-4, Cl. D, 3.53%, 8/16/21		1,375,000	1,364,106
Series 2015-5, Cl. C, 2.74%, 12/15/21		1,105,000	1,096,798

SNAAC Auto Receivables Trust:
Series 2013-1A, Cl. C, 3.07%, 8/15/18[1]		706,005	708,976
Series 2014-1A, Cl. D, 2.88%, 1/15/20[1]		2,735,000	2,738,633

TCF Auto Receivables Owner Trust, Series 2015-1A, Cl. D, 3.53%, 3/15/22[1]		850,000	839,713

TDA CAM 7 Fondo de Titulizacion de Activos, Series 7, Cl. A2, 0.036%, 2/26/49[3]	EUR	7,124,960	7,270,941

TDA IBERCAJA 2 Fondo de Titulizacion de Activos, Series 2, Cl. A, 0.057%, 10/26/42[3]	EUR	1,045,154	1,085,641

TDA IBERCAJA 6 Fondo de Titulizacion de Activos, Series 6, Cl. A, 0.201%, 11/25/51[3]	EUR	1,718,073	1,728,467

Trip Rail Master Funding LLC, Series 2014-1A, Cl. A1, 2.863%, 4/15/44[1]		401,069	401,639

United Auto Credit Securitization Trust, Series 2015-1, Cl. D, 2.92%, 6/17/19[1]		1,150,000	1,141,817

Westlake Automobile Receivables Trust:
Series 2014-1A, Cl. D, 2.20%, 2/15/21[1]		740,000	731,884
Series 2014-2A, Cl. D, 2.86%, 7/15/21[1]		740,000	728,172
Series 2015-1A, Cl. C, 2.29%, 11/16/20[1]		8,055,000	7,984,183
Series 2015-2A, Cl. C, 2.45%, 1/15/21[1]		1,110,000	1,096,381

Total Asset-Backed Securities (Cost $326,084,243)			322,940,655

Mortgage-Backed Obligations—14.1%

Government Agency—5.0%

FHLMC/FNMA/FHLB/Sponsored—2.7%

Federal Home Loan Mortgage Corp. Gold Pool:
5.00%, 12/1/34		724,438	803,235
5.50%, 9/1/39		1,941,715	2,149,464

3 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal Home Loan Mortgage Corp. Gold Pool: (Continued)
6.00%, 1/1/19-7/1/24	$ 1,318,372	$ 1,428,461
6.50%, 4/1/18-6/1/35	871,457	999,075
7.00%, 8/1/21-3/1/35	1,239,189	1,408,624
7.50%, 1/1/32-2/1/32	1,804,600	2,159,430
8.50%, 8/1/31	94,203	111,889
10.00%, 5/1/20	44,364	48,005

Federal Home Loan Mortgage Corp. Non Gold Pool:
10.00%, 4/1/20	13,415	13,688
10.50%, 5/1/20	31,749	34,937

Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183, Cl. IO, 8.831%, 4/1/27[4]	174,554	36,992
Series 192, Cl. IO, 4.306%, 2/1/28[4]	78,145	16,867
Series 205, Cl. IO, 10.125%, 9/1/29[4]	489,514	117,575
Series 206, Cl. IO, 0.00%, 12/1/29[4,5]	197,613	51,050
Series 207, Cl. IO, 0.00%, 4/1/30[4,5]	178,402	24,612
Series 214, Cl. IO, 0.00%, 6/1/31[4,5]	129,077	31,450
Series 243, Cl. 6, 1.155%, 12/15/32[4]	410,251	80,528

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1360, Cl. PZ, 7.50%, 9/15/22	1,516,261	1,671,590
Series 151, Cl. F, 9.00%, 5/15/21	1,934	2,134
Series 1590, Cl. IA, 1.381%, 10/15/23[3]	1,149,029	1,179,487
Series 1674, Cl. Z, 6.75%, 2/15/24	48,480	53,251
Series 2034, Cl. Z, 6.50%, 2/15/28	11,506	13,110
Series 2042, Cl. N, 6.50%, 3/15/28	13,005	14,319
Series 2043, Cl. ZP, 6.50%, 4/15/28	1,167,657	1,290,498
Series 2053, Cl. Z, 6.50%, 4/15/28	9,769	11,129
Series 2116, Cl. ZA, 6.00%, 1/15/29	616,654	697,899
Series 2122, Cl. F, 0.781%, 2/15/29[3]	28,606	28,930
Series 2279, Cl. PK, 6.50%, 1/15/31	18,850	21,490
Series 2326, Cl. ZP, 6.50%, 6/15/31	162,809	180,651
Series 2344, Cl. FP, 1.281%, 8/15/31[3]	387,196	398,765
Series 2368, Cl. PR, 6.50%, 10/15/31	20,912	23,188
Series 2368, Cl. TG, 6.00%, 10/15/16	6,989	7,021
Series 2401, Cl. FA, 0.981%, 7/15/29[3]	51,562	52,507
Series 2412, Cl. GF, 1.281%, 2/15/32[3]	576,242	593,846
Series 2427, Cl. ZM, 6.50%, 3/15/32	744,898	854,776
Series 2451, Cl. FD, 1.331%, 3/15/32[3]	238,815	246,536
Series 2453, Cl. BD, 6.00%, 5/15/17	8,970	9,216
Series 2461, Cl. PZ, 6.50%, 6/15/32	94,197	107,190
Series 2464, Cl. FI, 1.331%, 2/15/32[3]	223,382	229,289
Series 2470, Cl. AF, 1.331%, 3/15/32[3]	385,306	397,764
Series 2470, Cl. LF, 1.331%, 2/15/32[3]	228,456	234,498
Series 2475, Cl. FB, 1.331%, 2/15/32[3]	312,886	319,227
Series 2517, Cl. GF, 1.331%, 2/15/32[3]	188,893	193,888
Series 2551, Cl. LF, 0.831%, 1/15/33[3]	29,607	29,903
Series 2564, Cl. MP, 5.00%, 2/15/18	33,044	34,113
Series 2585, Cl. HJ, 4.50%, 3/15/18	18,266	18,850
Series 2635, Cl. AG, 3.50%, 5/15/32	316,662	328,456
Series 2668, Cl. AZ, 4.00%, 9/15/18	100,613	103,143
Series 2676, Cl. KY, 5.00%, 9/15/23	635,005	680,190
Series 2707, Cl. QE, 4.50%, 11/15/18	208,650	216,048

4 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2770, Cl. TW, 4.50%, 3/15/19	$ 52,070	$ 54,093
Series 3010, Cl. WB, 4.50%, 7/15/20	9,831	10,252
Series 3025, Cl. SJ, 23.538%, 8/15/35[3]	487,130	765,190
Series 3741, Cl. PA, 2.15%, 2/15/35	806,878	814,889
Series 3815, Cl. BD, 3.00%, 10/15/20	31,259	31,824
Series 3840, Cl. CA, 2.00%, 9/15/18	21,203	21,382
Series 3848, Cl. WL, 4.00%, 4/15/40	1,053,265	1,103,536
Series 3857, Cl. GL, 3.00%, 5/15/40	22,889	23,581
Series 3917, Cl. BA, 4.00%, 6/15/38	594,329	616,349
Series 4221, Cl. HJ, 1.50%, 7/15/23	944,652	939,482

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2035, Cl. PE, 0.00%, 3/15/28[4,5]	23,862	3,040
Series 2049, Cl. PL, 20.949%, 4/15/28[4]	138,750	17,712
Series 2074, Cl. S, 48.592%, 7/17/28[4]	122,968	23,313
Series 2079, Cl. S, 0.00%, 7/17/28[4,5]	217,183	43,296
Series 2177, Cl. SB, 99.999%, 8/15/29[4]	135,999	32,179
Series 2526, Cl. SE, 23.947%, 6/15/29[4]	246,915	55,843
Series 2682, Cl. TQ, 99.999%, 10/15/33[4]	964,747	231,316
Series 2795, Cl. SH, 6.274%, 3/15/24[4]	1,773,280	228,248
Series 2920, Cl. S, 0.00%, 1/15/35[4,6]	1,716,966	314,929
Series 2922, Cl. SE, 4.417%, 2/15/35[4]	112,028	20,011
Series 2981, Cl. AS, 0.00%, 5/15/35[4,5]	877,521	172,202
Series 2981, Cl. BS, 99.999%, 5/15/35[4]	1,893,093	389,795
Series 3004, Cl. SB, 99.999%, 7/15/35[4]	2,587,279	393,039
Series 3201, Cl. SG, 2.285%, 8/15/36[4]	742,684	139,745
Series 3397, Cl. GS, 12.219%, 12/15/37[4]	582,428	108,579
Series 3424, Cl. EI, 8.188%, 4/15/38[4]	246,609	29,130
Series 3450, Cl. BI, 6.50%, 5/15/38[4]	840,256	132,724
Series 3606, Cl. SN, 0.00%, 12/15/39[4,5]	443,467	77,669
Series 3659, Cl. IE, 0.00%, 3/15/19[4,5]	888,676	46,856
Series 3685, Cl. EI, 0.00%, 3/15/19[4,5]	568,479	24,224

Federal National Mortgage Assn.:
3.00%, 1/1/31[7]	27,835,000	28,671,225
3.50%, 1/15/46[7]	1,025,000	1,057,261
4.00%, 1/1/46[7]	33,730,000	35,685,959

Federal National Mortgage Assn. Grantor Trust, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-T10, Cl. IO, 0.00%, 12/25/41[4,5]	47,091,352	752,680
Series 2001-T3, Cl. IO, 0.00%, 11/25/40[4,5]	6,830,969	159,030

Federal National Mortgage Assn. Pool:
3.50%, 12/1/20-2/1/22	1,624,719	1,702,447
4.50%, 12/1/20	580,054	609,099
5.00%, 2/1/18-12/1/21	2,669,665	2,769,873
5.50%, 1/1/22-5/1/36	840,390	931,566
6.00%, 6/1/17-1/1/19	16,586	16,981
6.50%, 4/1/18-1/1/34	4,013,552	4,592,609
7.00%, 11/1/17-4/1/34	6,302,017	7,411,698
7.50%, 2/1/27-3/1/33	2,804,165	3,351,643
8.50%, 7/1/32	18,361	19,832
9.50%, 3/15/21	10,380	10,571

5 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal National Mortgage Assn. Pool: (Continued)
11.00%, 7/1/16-2/1/26	$ 105,733	$ 115,419

Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 221, Cl. 2, 36.48%, 5/25/23[4]	195,466	39,075
Series 247, Cl. 2, 20.253%, 10/25/23[4]	94,875	16,566
Series 252, Cl. 2, 24.899%, 11/25/23[4]	24,449	5,253
Series 254, Cl. 2, 9.302%, 1/25/24[4]	68,234	8,034
Series 301, Cl. 2, 0.00%, 4/25/29[4,5]	228,615	49,458
Series 303, Cl. IO, 32.836%, 11/25/29[4]	214,816	51,528
Series 313, Cl. 2, 5.584%, 6/25/31[4]	1,869,853	404,396
Series 319, Cl. 2, 0.91%, 2/25/32[4]	600,641	128,639
Series 321, Cl. 2, 0.651%, 4/25/32[4]	1,060,990	226,162
Series 324, Cl. 2, 0.00%, 7/25/32[4,5]	464,392	108,216
Series 328, Cl. 2, 0.00%, 12/25/32[4,5]	404,793	77,641
Series 331, Cl. 5, 0.00%, 2/25/33[4,5]	927,250	188,621
Series 332, Cl. 2, 0.00%, 3/25/33[4,5]	1,770,404	346,879
Series 334, Cl. 10, 0.00%, 2/25/33[4,5]	754,515	144,031
Series 334, Cl. 12, 0.00%, 3/25/33[4,5]	1,085,960	260,857
Series 339, Cl. 7, 0.00%, 11/25/33[4,5]	2,254,373	473,558
Series 345, Cl. 9, 0.00%, 1/25/34[4,5]	626,776	129,307
Series 351, Cl. 10, 0.00%, 4/25/34[4,5]	286,563	54,217
Series 351, Cl. 8, 0.00%, 4/25/34[4,5]	503,697	96,555
Series 356, Cl. 10, 0.00%, 6/25/35[4,5]	366,603	73,665
Series 356, Cl. 12, 0.00%, 2/25/35[4,5]	176,820	36,151
Series 362, Cl. 13, 0.00%, 8/25/35[4,5]	25,685	5,489

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1996-35, Cl. Z, 7.00%, 7/25/26	63,841	71,167
Series 1997-45, Cl. CD, 8.00%, 7/18/27	608,699	694,519
Series 1998-58, Cl. PC, 6.50%, 10/25/28	350,461	390,732
Series 1999-14, Cl. MB, 6.50%, 4/25/29	18,539	21,192
Series 1999-54, Cl. LH, 6.50%, 11/25/29	616,771	699,945
Series 2001-19, Cl. Z, 6.00%, 5/25/31	266,988	301,562
Series 2001-44, Cl. QC, 6.00%, 9/25/16	8,118	8,248
Series 2001-65, Cl. F, 1.022%, 11/25/31[3]	450,231	458,342
Series 2001-80, Cl. ZB, 6.00%, 1/25/32	535,431	608,227
Series 2002-12, Cl. PG, 6.00%, 3/25/17	84,381	86,233
Series 2002-19, Cl. PE, 6.00%, 4/25/17	24,326	24,481
Series 2002-21, Cl. PE, 6.50%, 4/25/32	610,839	688,878
Series 2002-29, Cl. F, 1.422%, 4/25/32[3]	242,361	249,119
Series 2002-64, Cl. FJ, 1.422%, 4/25/32[3]	74,492	76,569
Series 2002-68, Cl. FH, 0.86%, 10/18/32[3]	158,563	160,816
Series 2002-81, Cl. FM, 0.922%, 12/25/32[3]	301,021	305,005
Series 2002-84, Cl. FB, 1.422%, 12/25/32[3]	50,000	51,351
Series 2002-9, Cl. PC, 6.00%, 3/25/17	89,578	91,669
Series 2003-100, Cl. PA, 5.00%, 10/25/18	569,875	591,588
Series 2003-11, Cl. FA, 1.422%, 9/25/32[3]	68,230	70,075
Series 2003-112, Cl. AN, 4.00%, 11/25/18	198,692	203,670
Series 2003-116, Cl. FA, 0.822%, 11/25/33[3]	160,176	161,243
Series 2003-84, Cl. GE, 4.50%, 9/25/18	39,538	40,892
Series 2004-101, Cl. BG, 5.00%, 1/25/20	307,921	312,480
Series 2004-25, Cl. PC, 5.50%, 1/25/34	114,264	119,320
Series 2005-31, Cl. PB, 5.50%, 4/25/35	2,865,000	3,317,771

6 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2005-71, Cl. DB, 4.50%, 8/25/25	$ 1,333,024	$ 1,411,458
Series 2006-11, Cl. PS, 23.021%, 3/25/36[3]	492,242	762,555
Series 2006-46, Cl. SW, 22.653%, 6/25/36[3]	678,996	901,346
Series 2008-75, Cl. DB, 4.50%, 9/25/23	422,534	435,790
Series 2009-113, Cl. DB, 3.00%, 12/25/20	828,329	843,897
Series 2009-36, Cl. FA, 1.362%, 6/25/37[3]	549,039	563,754
Series 2009-70, Cl. TL, 4.00%, 8/25/19	780,206	797,517
Series 2010-43, Cl. KG, 3.00%, 1/25/21	211,714	216,345
Series 2011-122, Cl. EC, 1.50%, 1/25/20	655,072	656,709
Series 2011-15, Cl. DA, 4.00%, 3/25/41	497,678	516,505
Series 2011-3, Cl. EL, 3.00%, 5/25/20	1,370,731	1,396,509
Series 2011-3, Cl. KA, 5.00%, 4/25/40	1,279,835	1,388,982
Series 2011-38, Cl. AH, 2.75%, 5/25/20	23,047	23,412
Series 2011-6, Cl. BA, 2.75%, 6/25/20	554,048	561,826
Series 2011-69, Cl. EA, 3.00%, 11/25/29	440,335	445,387
Series 2011-82, Cl. AD, 4.00%, 8/25/26	467,971	481,226
Series 2011-88, Cl. AB, 2.50%, 9/25/26	337,371	342,079
Series 2012-20, Cl. FD, 0.822%, 3/25/42[3]	1,989,124	1,999,349

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-61, Cl. SH, 20.358%, 11/18/31[4]	511,041	107,748
Series 2001-63, Cl. SD, 12.565%, 12/18/31[4]	15,360	3,185
Series 2001-68, Cl. SC, 5.677%, 11/25/31[4]	9,862	2,202
Series 2001-81, Cl. S, 15.805%, 1/25/32[4]	142,936	39,958
Series 2002-28, Cl. SA, 25.259%, 4/25/32[4]	118,828	27,358
Series 2002-38, Cl. SO, 38.64%, 4/25/32[4]	134,316	26,146
Series 2002-39, Cl. SD, 31.24%, 3/18/32[4]	208,975	47,471
Series 2002-48, Cl. S, 21.144%, 7/25/32[4]	185,842	43,473
Series 2002-52, Cl. SL, 22.713%, 9/25/32[4]	113,281	26,302
Series 2002-53, Cl. SK, 30.461%, 4/25/32[4]	130,265	30,891
Series 2002-56, Cl. SN, 22.624%, 7/25/32[4]	254,873	58,646
Series 2002-65, Cl. SC, 52.041%, 6/25/26[4]	460,406	78,729
Series 2002-77, Cl. IS, 34.807%, 12/18/32[4]	228,833	51,308
Series 2002-77, Cl. SH, 25.307%, 12/18/32[4]	199,875	42,303
Series 2002-89, Cl. S, 99.999%, 1/25/33[4]	1,348,952	371,277
Series 2002-9, Cl. MS, 17.951%, 3/25/32[4]	198,161	45,191
Series 2003-13, Cl. IO, 8.715%, 3/25/33[4]	1,032,836	170,470
Series 2003-26, Cl. DI, 9.403%, 4/25/33[4]	677,011	164,579
Series 2003-26, Cl. IK, 12.181%, 4/25/33[4]	118,644	15,385
Series 2003-33, Cl. SP, 99.999%, 5/25/33[4]	601,114	135,478
Series 2003-4, Cl. S, 24.448%, 2/25/33[4]	291,812	74,928
Series 2003-46, Cl. IH, 0.00%, 6/25/23[4,5]	99,583	13,035
Series 2004-56, Cl. SE, 8.902%, 10/25/33[4]	650,451	139,714
Series 2005-12, Cl. SC, 7.112%, 3/25/35[4]	52,932	10,261
Series 2005-14, Cl. SE, 25.433%, 3/25/35[4]	409,030	63,789
Series 2005-40, Cl. SA, 99.999%, 5/25/35[4]	2,365,649	421,085
Series 2005-40, Cl. SB, 99.999%, 5/25/35[4]	1,019,490	175,840
Series 2005-52, Cl. JH, 0.18%, 5/25/35[4]	1,267,338	226,871
Series 2006-90, Cl. SX, 99.999%, 9/25/36[4]	2,339,823	421,532
Series 2007-88, Cl. XI, 25.589%, 6/25/37[4]	4,309,434	727,811

7 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2008-55, Cl. SA, 0.00%, 7/25/38[4,5]	$ 275,500	$ 36,264
Series 2009-8, Cl. BS, 0.00%, 2/25/24[4,5]	286,219	12,730
Series 2010-95, Cl. DI, 0.00%, 11/25/20[4,5]	1,228,939	67,746
Series 2011-96, Cl. SA, 4.685%, 10/25/41[4]	439,844	76,441
Series 2012-134, Cl. SA, 10.761%, 12/25/42[4]	1,584,668	383,233
Series 2012-40, Cl. PI, 0.00%, 4/25/41[4,5]	4,557,027	619,747

Federal National Mortgage Assn., Stripped Mtg.-Backed Security, Series 302, Cl. 2, 6%, 5/1/29	2,586	508

Vendee Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security:
Series 1992-2, Cl. IO, 0.00%, 9/15/22[4,5]	4,021,569	52,168
Series 1995-2B, Cl. 2IO, 8.74%, 6/15/25[4]	352,544	8,456
Series 1995-3, Cl. 1IO, 0.00%, 9/15/25[4,5]	11,271,463	59,753

		146,035,155

GNMA/Guaranteed—2.3%

Government National Mortgage Assn. I Pool:
7.00%, 1/15/28-8/15/28	545,773	591,885
8.00%, 1/15/28-9/15/28	307,652	332,367

Government National Mortgage Assn. II Pool:
1.875%, 7/20/27[3]	3,413	3,540
3.50%, 1/15/46[7]	89,025,000	92,781,207
4.00%, 1/20/46[7]	21,380,000	22,700,570
7.00%, 1/20/30	89,250	106,230
11.00%, 10/20/19	1,230	1,237

Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2007-17, Cl. AI, 17.788%, 4/16/37[4]	1,462,638	291,428
Series 2011-52, Cl. HS, 7.862%, 4/16/41[4]	2,627,652	487,423

Government National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1999-32, Cl. ZB, 8.00%, 9/16/29	2,677,327	3,132,551
Series 2000-12, Cl. ZA, 8.00%, 2/16/30	1,312,524	1,513,715

		121,942,153

Non-Agency—9.1%

Commercial—8.0%

Banc of America Funding Trust, Series 2006-G, Cl. 2A4, 0.692%, 7/20/36[3]	2,465,383	2,318,185

BCAP LLC Trust:
Series 2011-R11, Cl. 18A5, 2.43%, 9/26/35[1,3]	324,479	328,065
Series 2012-RR2, Cl. 6A3, 2.848%, 9/26/35[1,3]	1,034,290	1,035,390
Series 2012-RR6, Cl. RR6, 2.404%, 11/26/36[1]	455,741	454,543
Series 2013-RR2, Cl. 5A2, 2.667%, 3/26/36[1,3]	11,381,828	9,750,375

Bear Stearns ARM Trust, Series 2005-2, Cl. A1, 2.68%, 3/25/35[3]	635,295	638,145

Capital Lease Funding Securitization LP, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 1997-CTL1, Cl. IO, 0.00%, 6/22/24[1,4,5]	417,347	16,855

CHL Mortgage Pass-Through Trust, Series 2005-17, Cl. 1A8, 5.50%, 9/25/35	2,860,405	2,830,911

Citigroup Commercial Mortgage Trust, Series 2013-GC11, Cl. D, 4.457%, 4/10/46[1,3]	865,000	786,442

Citigroup Mortgage Loan Trust, Inc.:
Series 2006-AR1, Cl. 1A1, 2.57%, 10/25/35[3]	29,340	29,125
Series 2009-8, Cl. 7A2, 2.763%, 3/25/36[1,3]	29,878,965	26,835,506

8 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Commercial (Continued)

Citigroup Mortgage Loan Trust, Inc.: (Continued)
Series 2012-8, Cl. 1A1, 2.842%, 10/25/35[1,3]	$ 1,877,076	$ 1,885,976
Series 2014-8, Cl. 1A2, 0.692%, 7/20/36[1,3]	1,635,000	1,273,262

COMM Mortgage Trust:
Series 2012-CR4, Cl. D, 4.574%, 10/15/45[1,3]	250,000	234,765
Series 2012-CR5, Cl. E, 4.337%, 12/10/45[1,3]	1,880,000	1,745,355
Series 2013-CR7, Cl. D, 4.352%, 3/10/46[1,3]	8,505,000	7,689,923
Series 2013-CR9, Cl. D, 4.257%, 7/10/45[1,3]	7,315,000	6,603,189
Series 2013-LC13, Cl. D, 5.046%, 8/10/46[1,3]	4,933,000	4,641,873
Series 2014-UBS3, Cl. D, 4.814%, 6/10/47[1,3]	20,455,000	17,692,886

COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 2012-CR5, Cl. XA, 0.00%, 12/10/45[4,5]	9,356,262	731,354

Connecticut Avenue Securities:
Series 2014-C03, Cl. 2M2, 3.322%, 7/25/24[3]	13,865,000	12,667,022
Series 2015-C01, Cl. 1M2, 4.722%, 2/25/25[3]	7,500,000	7,278,330
Series 2015-C03, Cl. 1M2, 5.422%, 7/25/25[3]	14,010,000	13,955,418

CSMC, Series 2009-13R, Cl. 4A1, 2.747%, 9/26/36[1,3]	31,577	31,704

DBUBS Mortgage Trust, Series 2011-LC1A, Cl. E, 5.663%, 11/10/46[1,3]	360,000	380,711

Deutsche Mortgage Securities, Inc., Series 2013-RS1, Cl. 1A2, 0.622%, 7/22/36[1,3]	920,000	802,099

EMF-UK plc, Series 2008-1X, Cl. A1A, 1.565%, 3/13/46[3]	7,904,082	11,278,348

FREMF Mortgage Trust:
Series 2012-K20, Cl. C, 3.869%, 5/25/45[1,3]	11,615,000	11,393,171
Series 2012-K501, Cl. C, 3.397%, 11/25/46[1,3]	125,000	125,425
Series 2013-K25, Cl. C, 3.618%, 11/25/45[1,3]	1,975,000	1,879,632
Series 2013-K26, Cl. C, 3.599%, 12/25/45[1,3]	335,000	324,812
Series 2013-K27, Cl. C, 3.496%, 1/25/46[1,3]	520,000	486,651
Series 2013-K28, Cl. C, 3.494%, 6/25/46[1,3]	7,865,000	7,368,184
Series 2013-K502, Cl. C, 3.18%, 3/25/45[1,3]	630,000	635,490
Series 2013-K712, Cl. C, 3.371%, 5/25/45[1,3]	660,000	654,860
Series 2013-K713, Cl. C, 3.165%, 4/25/46[1,3]	420,000	405,753
Series 2014-K41, Cl. B, 3.831%, 11/25/47[1,3]	7,635,000	6,968,703
Series 2014-K715, Cl. C, 4.123%, 2/25/46[1,3]	25,000	25,395
Series 2015-K44, Cl. B, 3.685%, 1/25/48[1,3]	12,690,000	11,392,936
Series 2015-K45, Cl. B, 3.591%, 4/25/48[1,3]	9,685,000	8,694,164

GAMMA Sociedade de Titularizacao de Creditos SA/Atlantes Mortgage plc, Series 2, Cl. A, 0.197%, 9/18/60[3]	4,987,954	4,662,081

Great Wolf Trust, Series 2015-WFMZ, Cl. M, 7.185%, 5/15/32[1,3]	5,000,000	4,784,812

GS Mortgage Securities Trust, Series 2014-GC22, Cl. D, 4.646%, 6/10/47[1,3]	4,577,000	3,776,582

GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 2.863%, 7/25/35[3]	567,821	562,175

JP Morgan Chase Commercial Mortgage Securities Corp., Series 2012-LC9, Cl. E, 4.42%, 12/15/47[1,3]	1,500,000	1,386,128

JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2006-LDP8, Cl. AJ, 5.48%, 5/15/45[3]	1,310,000	1,332,758
Series 2013-C10, Cl. D, 4.156%, 12/15/47[3]	14,821,000	13,165,216

JP Morgan Mortgage Trust, Series 2007-A1, Cl. 5A1, 2.726%, 7/25/35[3]	363,762	365,352

JP Morgan Resecuritization Trust:
Series 2009-11, Cl. 5A1, 2.747%, 9/26/36[1,3]	119,919	120,067
Series 2009-5, Cl. 1A2, 2.738%, 7/26/36[1,3]	19,176,375	17,175,180

JPMBB Commercial Mortgage Securities Trust:
Series 2013-C14, Cl. D, 4.562%, 8/15/46[1,3]	8,445,000	7,648,727

9 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Commercial (Continued)

JPMBB Commercial Mortgage Securities Trust: (Continued)
Series 2013-C15, Cl. D, 5.081%, 11/15/45[1,3]	$ 3,755,000	$ 3,472,129
Series 2014-C21, Cl. D, 4.661%, 8/15/47[1,3]	14,850,000	12,446,954
Series 2014-C25, Cl. AS, 4.065%, 11/15/47	3,635,000	3,755,790
Series 2014-C26, Cl. AS, 3.80%, 1/15/48	3,700,000	3,727,342

Lehman Structured Securities Corp., Series 2002-GE1, Cl. A, 2.514%, 7/26/24[1,3]	91,248	76,364

Mansard Mortgages plc, Series 2006-1X, Cl. B1, 1.679%, 10/15/48[3]	1,858,628	2,384,525

Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2012-C6, Cl. E, 4.657%, 11/15/45[1,3]	2,240,000	2,153,478
Series 2013-C12, Cl. D, 4.766%, 10/15/46[1,3]	7,630,000	7,179,563
Series 2013-C13, Cl. D, 4.894%, 11/15/46[1,3]	430,000	406,277
Series 2013-C7, Cl. D, 4.297%, 2/15/46[1,3]	1,720,000	1,593,610
Series 2013-C8, Cl. D, 4.169%, 12/15/48[1,3]	655,000	603,436
Series 2014-C14, Cl. B, 4.642%, 2/15/47[3]	680,000	721,304
Series 2014-C14, Cl. D, 4.832%, 2/15/47[1,3]	9,810,000	9,186,981

Morgan Stanley Capital I Trust, Series 2007-IQ13, Cl. AM, 5.406%, 3/15/44	2,307,000	2,369,987

Morgan Stanley Re-Remic Trust:
Series 2012-R3, Cl. 1A, 2.176%, 11/26/36[1,3]	2,043,293	2,039,285
Series 2012-R3, Cl. 1B, 2.176%, 11/26/36[1,3]	12,638,210	8,426,689

Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 2.402%, 6/26/46[1,3]	324,769	326,349

RALI Trust, Series 2005-QA4, Cl. A32, 3.156%, 4/25/35[3]	63,239	5,878

Structured Adjustable Rate Mortgage Loan Trust, Series 2004-10, Cl. 2A, 2.446%, 8/25/34[3]	14,766,123	14,850,547

Structured Agency Credit Risk Debt Nts.:
Series 2014-DN1, Cl. M2, 2.622%, 2/25/24[3]	135,000	134,648
Series 2014-DN4, Cl. M3, 4.972%, 10/25/24[3]	15,265,000	15,162,502
Series 2014-HQ2, Cl. M3, 4.172%, 9/25/24[3]	16,320,000	15,169,655
Series 2015-DN1, Cl. M3, 4.572%, 1/25/25[3]	12,275,000	12,116,406
Series 2015-DNA2, Cl. M2, 3.022%, 12/25/27[3]	70,000	69,672
Series 2015-DNA3, Cl. M3, 5.122%, 4/25/28[3]	12,185,000	12,084,753

UBS-Barclays Commercial Mortgage Trust:
Series 2012-C2, Cl. E, 4.888%, 5/10/63[1,3]	7,872,194	7,637,500
Series 2013-C5, Cl. D, 4.089%, 3/10/46[1,3]	13,830,000	12,425,179

Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007- OA3, Cl. 5A, 1.901%, 4/25/47[3]	1,262,265	970,046

Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR1, Cl. 1A1, 2.662%, 2/25/35[3]	4,850,412	4,868,037
Series 2005-AR10, Cl. 1A1, 2.74%, 6/25/35[3]	2,535,857	2,595,084
Series 2005-AR15, Cl. 1A6, 2.736%, 9/25/35[3]	10,712,357	10,237,656
Series 2006-AR7, Cl. 2A4, 2.738%, 5/25/36[3]	4,358,885	4,161,496

WF-RBS Commercial Mortgage Trust:
Series 2012-C10, Cl. D, 4.454%, 12/15/45[1,3]	385,000	360,203
Series 2012-C7, Cl. E, 4.838%, 6/15/45[1,3]	660,000	639,871
Series 2012-C8, Cl. E, 4.875%, 8/15/45[1,3]	2,025,000	1,964,794
Series 2013-C11, Cl. D, 4.179%, 3/15/45[1,3]	1,309,000	1,217,360
Series 2013-C15, Cl. D, 4.48%, 8/15/46[1,3]	12,358,996	11,462,205

10 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Commercial (Continued)

WF-RBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass- Through Certificates, Series 2011-C3, Cl. XA, 0.00%, 3/15/44[1,4,5]	$ 20,052,273	$ 917,159

		429,170,725

Multi-Family—0.1%

Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR15, Cl. 1A2, 2.736%, 9/25/35[3]	1,061,354	1,038,008
Series 2006-AR2, Cl. 2A3, 2.763%, 3/25/36[3]	6,747,184	6,665,855

		7,703,863

Residential—1.0%

Alba plc, Series 2007-1, Cl. C, 0.875%, 3/17/39[3]	7,020,000	8,813,834

Bear Stearns ARM Trust, Series 2006-1, Cl. A1, 2.58%, 2/25/36[3]	125,413	124,540

Chase Funding Trust, Series 2003-2, Cl. 2A2, 0.982%, 2/25/33[3]	15,989	13,597

CHL Mortgage Pass-Through Trust, Series 2005-J4, Cl. A7, 5.50%, 11/25/35	2,608,099	2,595,942

Citigroup Mortgage Loan Trust, Inc.:
Series 2005-2, Cl. 1A3, 2.80%, 5/25/35[3]	3,635,571	3,625,793
Series 2005-3, Cl. 2A4, 2.80%, 8/25/35[3]	6,128,311	5,219,122

CWHEQ Revolving Home Equity Loan Trust:
Series 2005-G, Cl. 2A, 0.561%, 12/15/35[3]	173,846	152,060
Series 2006-H, Cl. 2A1A, 0.481%, 11/15/36[3]	90,400	65,854

GSR Mortgage Loan Trust, Series 2005-AR6, Cl. 1A4, 2.793%, 9/25/35[3]	7,511,084	7,588,198

Home Equity Mortgage Trust, Series 2005-1, Cl. M6, 5.863%, 6/25/35[3]	1,316,866	1,337,038

HomeBanc Mortgage Trust, Series 2005-3, Cl. A2, 0.732%, 7/25/35[3]	33,036	31,062

MASTR Asset Backed Securities Trust, Series 2006-WMC3, Cl. A3, 0.522%, 8/25/36[3]	4,284,014	1,881,555

Merrill Lynch Mortgage Investors Trust, Series 2005-A1, Cl. 2A1, 2.723%, 12/25/34[3]	127,021	125,703

NC Finance Trust, Series 1999-I, Cl. D, 8.75%, 1/25/29[2,8]	4,912,783	1,228,196

Paragon Secured Finance No 1 plc, Series 1, Cl. A, 0.973%, 11/15/35[3]	4,678,163	6,692,671

RALI Trust:
Series 2003-QS1, Cl. A2, 5.75%, 1/25/33	151	151
Series 2006-QS13, Cl. 1A8, 6.00%, 9/25/36	92,902	74,992

Residential Asset Securitization Trust, Series 2005-A6CB, Cl. A7, 6%, 6/25/35	7,163,715	6,885,070

WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR10, Cl. A7, 2.535%, 10/25/33[3]	196,407	201,039

Wells Fargo Mortgage Backed Securities Trust:
Series 2005-AR13, Cl. 1A5, 2.74%, 5/25/35[3]	999,155	1,006,288
Series 2006-AR10, Cl. 5A5, 2.738%, 7/25/36[3]	1,802,104	1,754,157

Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR4, Cl. 2A2, 2.683%, 4/25/35[3]	311,699	313,883
Series 2006-AR14, Cl. 1A2, 5.851%, 10/25/36[3]	3,492,764	3,392,889
Series 2006-AR8, Cl. 2A1, 2.744%, 4/25/36[3]	64,394	63,086

		53,186,720

Total Mortgage-Backed Obligations (Cost $755,220,264)		758,038,616

11 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

U.S. Government Obligations—2.4%

Federal Home Loan Mortgage Corp. Nts., 1%, 12/15/17		$ 19,581,000	$ 19,535,670

United States Treasury Bonds, Strips, 0.905%, 8/15/16[9]		11,000,000	10,956,517

United States Treasury Nts.:
0.75%, 10/31/17[10,12]		61,233,000	60,917,834
0.875%, 7/15/17		6,869,000	6,858,779
2.00%, 9/30/20[11,12]		29,428,000	29,760,860
2.50%, 8/15/23		2,703,000	2,773,672

Total U.S. Government Obligations (Cost $130,461,386)			130,803,332

Foreign Government Obligations—9.6%

Angola—0.0%
Republic of Angola Sr. Unsec. Bonds, 9.50%, 11/12/25[1]		1,865,000	1,739,112

Brazil—0.6%
Brazil Minas SPE via State of Minas Gerais Sec. Bonds, 5.333%, 2/15/28[1]		2,465,000	1,867,237

Federative Republic of Brazil Nota Do Tesouro Nacional Unsec. Nts., 10%, 1/1/25	BRL	154,325,000	27,889,574

			29,756,811

Colombia—0.4%
Republic of Colombia Sr. Unsec. Bonds:
5.00%, 6/15/45		945,000	793,800
6.125%, 1/18/41		5,840,000	5,664,800
Series B, 10.00%, 7/24/24	COP	34,830,000,000	12,128,016

			18,586,616

Costa Rica—0.0%
Republic of Costa Rica Sr. Unsec. Bonds:
4.25%, 1/26/23[1]		1,530,000	1,346,400
7.158%, 3/12/45[1]		1,060,000	891,725

			2,238,125

Croatia—0.2%
Republic of Croatia Sr. Unsec. Bonds:
3.00%, 3/11/25	EUR	2,335,000	2,317,895
6.00%, 1/26/24[1]		3,500,000	3,654,668
6.75%, 11/5/19[1]		2,335,000	2,506,973

Republic of Croatia Sr. Unsec. Nts., 3.875%, 5/30/22	EUR	3,735,000	4,076,777

			12,556,313

Dominican Republic—0.2%
Banco de Reservas de la Republica Dominicana Sub. Nts., 7%, 2/1/23[1]		1,820,000	1,794,038

Dominican Republic Sr. Unsec. Bonds:
5.50%, 1/27/25[1]		1,205,000	1,165,837
5.875%, 4/18/24[1]		480,000	480,000
6.60%, 1/28/24[1]		1,350,000	1,410,750
6.85%, 1/27/45[1]		2,965,000	2,809,338

			7,659,963

12 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Egypt—0.0%
Arab Republic of Egypt Bonds, 6.875%, 4/30/40[1]		$ 670,000	$ 546,928

Hungary—0.7%
Hungary Sr. Unsec. Bonds:
5.375%, 2/21/23		3,510,000	3,835,412
5.75%, 11/22/23		4,680,000	5,247,848

Hungary Unsec. Bonds:
Series 20/A, 7.50%, 11/12/20	HUF	4,842,000,000	20,300,046
Series 23/A, 6.00%, 11/24/23	HUF	1,538,000,000	6,274,569

			35,657,875

India—1.7%
Indian Railway Finance Corp. Ltd. Sr. Unsec. Nts., 3.417%, 10/10/17		3,105,000	3,158,043

Republic of India Bonds, 8.40%, 7/28/24	INR	3,139,000,000	49,006,240

Republic of India Nts., 8.27%, 6/9/20	INR	2,592,000,000	40,174,242

			92,338,525

Indonesia—0.3%
Perusahaan Penerbit SBSN Indonesia III Sr. Unsec. Nts., 4%, 11/21/18[1]		2,280,000	2,376,900

Perusahaan Penerbit SBSN Indonesia III Unsec. Bonds, 4.35%, 9/10/24[1]		1,490,000	1,431,771

Perusahaan Penerbit SBSN Indonesia III Unsec. Nts., 6.125%, 3/15/19[1]		5,170,000	5,661,150

Republic of Indonesia Sr. Unsec. Bonds:
3.375%, 7/30/25[1]	EUR	760,000	781,534
4.125%, 1/15/25[1]		950,000	912,940
5.125%, 1/15/45[1]		4,735,000	4,292,263
5.875%, 3/13/20[1]		950,000	1,032,120
5.95%, 1/8/46[1]		935,000	925,254

			17,413,932

Iraq—0.0%
Republic of Iraq Unsec. Bonds, 5.80%, 1/15/28[1]		1,170,000	792,687

Ivory Coast—0.1%
Republic of Cote d’Ivoire Sr. Unsec. Bonds:
5.75%, 12/31/32[3]		4,690,000	4,192,490
6.375%, 3/3/28[1]		2,145,000	1,962,589

			6,155,079

Jamaica—0.1%
Commonwealth of Jamaica Sr. Unsec. Bonds, 7.875%, 7/28/45		2,390,000	2,330,250

Kazakhstan—0.1%
Republic of Kazakhstan Sr. Unsec. Bonds, 4.875%, 10/14/44[1]		8,300,000	6,959,259

Malaysia—0.0%
SSG Resources Ltd. Sr. Sec. Nts., 4.25%, 10/4/22		705,000	705,328

13 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Mexico—2.1%
Banco Nacional de Comercio Exterior SNC Sr. Unsec. Nts., 4.375%, 10/14/25[1]		$ 1,815,000	$ 1,796,850

United Mexican States Sr. Unsec. Bonds:
3.00%, 3/6/45	EUR	3,350,000	3,175,204
4.00%, 10/2/23		3,860,000	3,919,830
4.00%, 3/15/2115	EUR	2,240,000	2,038,079
10.00%, 12/5/24	MXN	282,440,000	20,670,996

United Mexican States Unsec. Bonds, Series M20, 4.75%, 3/8/44		4,570,000	4,174,695

United Mexican States Unsec. Nts., Series M, 5%, 12/11/19	MXN	1,338,400,000	76,931,926

			112,707,580

Morocco—0.1%
Kingdom of Morocco Sr. Unsec. Bonds:
4.25%, 12/11/22[1]		2,795,000	2,774,736
5.50%, 12/11/42[1]		3,370,000	3,256,226

			6,030,962

Namibia—0.1%
Republic of Namibia Sr. Unsec. Bonds, 5.25%, 10/29/25[1]		3,795,000	3,543,278

Nigeria—0.0%
Federal Republic of Nigeria Sr. Unsec. Bonds, 6.75%, 1/28/21[1]		700,000	653,625

Federal Republic of Nigeria Sr. Unsec. Nts., 5.125%, 7/12/18[1]		1,170,000	1,118,812

			1,772,437

Panama—0.5%
Republic of Panama Sr. Unsec. Bonds:
3.75%, 3/16/25		5,200,000	5,109,000
4.00%, 9/22/24		2,485,000	2,497,425
5.20%, 1/30/20		10,210,000	11,103,375
6.70%, 1/26/36		2,665,000	3,178,012
9.375%, 4/1/29		2,365,000	3,417,425

			25,305,237

Paraguay—0.1%
Republic of Paraguay Sr. Unsec. Bonds:
4.625%, 1/25/23[1]		5,005,000	4,879,875
6.10%, 8/11/44[1]		2,340,000	2,246,400

			7,126,275

Peru—0.2%
Republic of Peru Sr. Unsec. Bonds:
2.75%, 1/30/26	EUR	3,385,000	3,660,255
4.125%, 8/25/27		2,230,000	2,196,550
5.625%, 11/18/50		2,330,000	2,382,425

			8,239,230

Romania—0.8%
Romania Sr. Unsec. Bonds:
2.75%, 10/29/25[1]	EUR	10,000,000	11,036,381
3.875%, 10/29/35[1]	EUR	7,925,000	8,745,841
4.375%, 8/22/23[1]		10,000,000	10,431,000

14 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Romania (Continued)
Romania Sr. Unsec. Bonds: (Continued)
4.875%, 1/22/24[1]		$ 3,965,000	$ 4,265,943
6.125%, 1/22/44[1]		5,820,000	6,823,950

			41,303,115

Serbia—0.1%
Republic of Serbia Sr. Unsec. Nts., 5.25%, 11/21/17[1]		1,795,000	1,867,599

Republic of Serbia Unsec. Nts., 5.875%, 12/3/18[1]		3,680,000	3,881,480

			5,749,079

South Africa—0.6%
Republic of South Africa Sr. Unsec. Bonds, Series R208, 6.75%, 3/31/21	ZAR	183,500,000	10,638,788

Republic of South Africa Unsec. Bonds:
Series 2023, 7.75%, 2/28/23	ZAR	150,000,000	8,814,365
Series R186, 10.50%, 12/21/26	ZAR	199,100,000	13,614,487

			33,067,640

Sri Lanka—0.1%
Democratic Socialist Republic of Sri Lanka Sr. Unsec. Bonds:
5.875%, 7/25/22[1]		2,360,000	2,161,743
6.25%, 10/4/20[1]		570,000	552,328
6.85%, 11/3/25[1]		1,140,000	1,078,129

Democratic Socialist Republic of Sri Lanka Sr. Unsec. Nts., 6%, 1/14/19[1]		1,295,000	1,273,708

			5,065,908

Ukraine—0.2%
Ukraine Unsec. Nts., 7.75%, 9/1/19[18]		12,165,000	11,320,506

United Arab Emirates—0.0%
Emirates of Dubai Sr. Unsec. International Bonds, 5.25%, 1/30/43		1,510,000	1,281,114

Uruguay—0.2%
Oriental Republic of Uruguay Sr. Unsec. Bonds, 5.10%, 6/18/50		14,105,000	12,200,825

Vietnam—0.1%
Socialist Republic of Vietnam Sr. Unsec. Bonds, 4.80%, 11/19/24[1]		4,275,000	4,132,343

Total Foreign Government Obligations (Cost $566,658,392)			514,282,332

Corporate Loans—2.0%

Affinion Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 4/30/18[3]		2,426,980	2,247,990

Aliplast NV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 10/29/21[3,7]	EUR	1,500,000	1,626,050

Alpha BidCo SAS, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 12/11/22[3,7]	EUR	1,500,000	1,629,616

Americold Reality Trust, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 12/1/22[3]		500,000	499,375

15 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Corporate Loans (Continued)

AqGen Ascensus, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 12/5/22[3]		$ 1,033,824	$ 974,379

Asurion LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 3/3/21[3]		12,205,078	10,473,483

Caesars Entertainment Operating Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B7, 9.75%, 1/29/18[3,13]		3,283,500	2,745,827

Caesars Entertainment Resort Properties LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.00%, 10/11/20[3,7]		3,027,240	2,756,681

Cast & Crew Payroll LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 8/3/22[3,7]		2,500,000	2,450,000

Clear Channel Communications, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche D, 7.174%, 1/30/19[3]		13,689,571	9,651,148

Clear Channel Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche E, 7.924%, 7/30/19[3]		3,511,153	2,478,288

Compass Holdco 2 Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 9/23/22[3,7]	GBP	500,000	733,507

David Lloyd Leisure Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.50%, 12/16/22[3]	GBP	371,256	526,781

Edelman Financial Group, Inc. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 12/16/22[3,7]		1,676,136	1,655,184

Entegra TC LLC, Sr. Sec. Credit Facilities Exit 3rd Lien Term Loan, 8.973%, 10/3/20[3,14]		5,362,063	5,288,334

Ethypharm SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 9/26/22[3,7]	EUR	866,658	936,396

Foodco Pastries Spain SL, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.00%, 10/16/20[3]	EUR	1,500,000	1,630,464

Hotel Del Coronado LP, Sr. Sec. Credit Facilities Term Loan, 6.33%, 12/9/17[3]		10,000,000	10,000,000

Infiltrator Systems Integrated LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 5/27/22[3,7]		2,500,000	2,491,407

Institutional Shareholder Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%-6.50%, 4/30/21[3]		2,500,000	2,412,500

Navex Global, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.75%, 11/19/21[3,7]		4,000,000	3,880,000

Navex Global, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.75%, 11/18/22[3]		1,500,000	1,455,000

NTELOS, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 11/9/19[3]		1,046,781	1,041,547

Numericable-SFR SAS, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 2/10/23[3]	EUR	2,014,345	2,110,282

Onex Schumacher Finance LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 7/29/22[3]		1,246,875	1,232,328

Orchard Acquisition Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.00%, 2/8/19[3]		1,067,074	794,970

Packers Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 12/2/21[3,7]		2,500,000	2,504,687

Quicksilver Resources, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.00%, 6/21/19[3,8]		12,760,000	3,190,000

Revel Entertainment, Inc., Sr. Sec. Credit Facilities 2nd Lien Exit Term Loan, 14.50%, 5/20/18[3,8,14]		5,285,760	26,434

16 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Corporate Loans (Continued)

Sabine Oil & Gas Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche B, 8.75%, 12/31/18[3,8]		$ 4,445,000	$ 111,125

Survey Sampling International LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.00%, 12/16/20[3]		2,571,429	2,534,669

TMK Hawk Parent Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 10/1/21[3,7]		2,500,000	2,496,875

Tucson First Mezzanine LP LLC, Sr. Sec. Credit Facilities Term Loan, Tranche A, 8.00%, 10/1/20[3]		10,000,000	9,794,000

TWCC Holdings Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.00%, 6/26/20[3]		6,570,000	6,559,738

USS Parent Holding Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.75%-7.25%, 8/5/21[3]		2,500,000	2,481,250

Verisure Holding AB, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 5.25%, 10/23/22[3,7]	EUR	644,529	701,055

Viesgo Generacion SL, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 4/15/22[3,7]	EUR	1,500,000	1,625,370

Total Corporate Loans (Cost $131,682,773)			105,746,740

Corporate Bonds and Notes—54.8%

Consumer Discretionary—10.6%

Auto Components—1.4%

Affinia Group, Inc., 7.75% Sr. Unsec. Nts., 5/1/21		8,735,000	8,934,158

BorgWarner, Inc., 4.375% Sr. Unsec. Nts., 3/15/45		574,000	513,983

Gates Global LLC/Gates Global Co., 6% Sr. Unsec. Nts., 7/15/22[1]		11,470,000	8,315,750

GKN Holdings plc:
5.375% Sr. Unsec. Nts., 9/19/22	GBP	2,895,000	4,675,756
6.75% Sr. Unsec. Nts., 10/28/19	GBP	5,380,000	8,971,103

Goodyear Tire & Rubber Co. (The):
5.125% Sr. Unsec. Nts., 11/15/23		5,495,000	5,659,850
7.00% Sr. Unsec. Nts., 5/15/22		2,255,000	2,424,125

Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875% Sr. Unsec. Nts., 2/1/22		12,140,000	11,912,375

Lear Corp., 4.75% Sr. Unsec. Nts., 1/15/23		8,810,000	8,898,100

MPG Holdco I, Inc., 7.375% Sr. Unsec. Nts., 10/15/22		11,075,000	11,241,125

Schaeffler Finance BV, 4.75% Sr. Sec. Nts., 5/15/23[1]		405,000	398,925

			71,945,250

Automobiles—0.5%

Daimler Finance North America LLC:
3.875% Sr. Unsec. Nts., 9/15/21		340,000	353,466
8.50% Sr. Unsec. Unsub. Nts., 1/18/31		965,000	1,401,507

Ford Motor Co., 4.75% Sr. Unsec. Nts., 1/15/43		5,629,000	5,325,541

Ford Motor Credit Co. LLC, 3.664% Sr. Unsec. Nts., 9/8/24		4,078,000	3,975,854

General Motors Co.:
5.00% Sr. Unsec. Nts., 4/1/35		6,715,000	6,278,001
6.25% Sr. Unsec. Nts., 10/2/43		1,860,000	1,969,186

General Motors Financial Co., Inc., 3% Sr. Unsec. Nts., 9/25/17		1,855,000	1,862,845

Harley-Davidson, Inc., 4.625% Sr. Unsec. Nts., 7/28/45		480,000	471,754

Hyundai Capital America, 2.40% Sr. Unsec. Nts., 10/30/18[1]		1,879,000	1,874,101

17 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Automobiles (Continued)

Jaguar Land Rover Automotive plc, 5.625% Sr. Unsec. Nts., 2/1/23[1]		$ 665,000	$ 674,144

ZF North America Capital, Inc., 4.50% Sr. Unsec. Nts., 4/29/22[1]		3,245,000	3,184,156

			27,370,555

Distributors—0.1%

LKQ Corp., 4.75% Sr. Unsec. Nts., 5/15/23		5,694,000	5,366,595

Hotels, Restaurants & Leisure—2.2%

1011778 B.C. ULC/New Red Finance, Inc., 6% Sec. Nts., 4/1/22[1]		6,895,000	7,119,088

Boyd Gaming Corp., 6.875% Sr. Unsec. Nts., 5/15/23		4,200,000	4,336,500

Caesars Entertainment Resort Properties LLC, 11% Sec. Nts., 10/1/21		5,175,000	4,709,250

Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc., 9.375% Sec. Nts., 5/1/22		2,330,000	1,922,250

Carnival Corp., 1.20% Sr. Unsec. Nts., 2/5/16		1,573,000	1,573,519

Churchill Downs, Inc., 5.375% Sr. Unsec. Nts., 12/15/21		5,045,000	5,082,837

Greektown Holdings LLC/Greektown Mothership Corp., 8.875% Sr. Sec. Nts., 3/15/19[1]		9,480,000	9,622,200

International Game Technology plc, 6.25% Sr. Sec. Nts., 2/15/22[1]		6,310,000	5,931,400

Isle of Capri Casinos, Inc., 5.875% Sr. Unsec. Nts., 3/15/21		2,915,000	2,987,875

Landry’s, Inc., 9.375% Sr. Unsec. Nts., 5/1/20[1]		12,985,000	13,731,637

Marriott International, Inc.:
3.25% Sr. Unsec. Nts., 9/15/22		1,171,000	1,159,825
6.375% Sr. Unsec. Nts., 6/15/17		1,689,000	1,805,946

McDonald’s Corp.:
2.75% Sr. Unsec. Nts., 12/9/20		823,000	823,536
4.875% Sr. Unsec. Nts., 12/9/45		3,326,000	3,356,975

MCE Finance Ltd., 5% Sr. Unsec. Nts., 2/15/21[1]		7,415,000	6,784,725

Merlin Entertainments plc, 2.75% Sr. Unsec. Nts., 3/15/22[1]	EUR	6,815,000	7,259,158

MGM Resorts International:
6.00% Sr. Unsec. Nts., 3/15/23		3,750,000	3,731,250
6.625% Sr. Unsec. Nts., 12/15/21		6,385,000	6,568,569
6.75% Sr. Unsec. Nts., 10/1/20		5,060,000	5,224,450

NCL Corp. Ltd., 5.25% Sr. Unsec. Nts., 11/15/19[1]		4,255,000	4,340,100

PF Chang’s China Bistro, Inc., 10.25% Sr. Unsec. Nts., 6/30/20[1]		4,035,000	3,328,875

Pinnacle Entertainment, Inc., 6.375% Sr. Unsec. Nts., 8/1/21		5,655,000	5,973,094

Premier Cruises Ltd., 11% Sr. Unsec. Nts., 3/15/08[2,8]		14,750,000	—

Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., 6.375% Sr. Sec. Nts., 6/1/21[1]		4,285,000	4,006,475

Viking Cruises Ltd., 8.50% Sr. Unsec. Nts., 10/15/22[1]		6,380,000	6,076,950

Wyndham Worldwide Corp., 2.95% Sr. Unsec. Nts., 3/1/17		1,807,000	1,818,520

			119,275,004

Household Durables—0.7%

Arcelik AS, 5% Sr. Unsec. Nts., 4/3/23[1]		1,335,000	1,221,303

18 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Household Durables (Continued)

Jarden Corp.:
5.00% Sr. Unsec. Nts., 11/15/23[1]		$ 2,585,000	$ 2,656,087
6.125% Sr. Unsec. Nts., 11/15/22		3,295,000	3,404,147

KB Home:
7.00% Sr. Unsec. Nts., 12/15/21		5,900,000	5,848,375
7.625% Sr. Unsec. Nts., 5/15/23		3,415,000	3,389,388

Lennar Corp.:
4.75% Sr. Unsec. Nts., 11/15/22		1,280,000	1,275,520
4.75% Sr. Unsec. Nts., 5/30/25		5,450,000	5,354,625

Meritage Homes Corp., 7.15% Sr. Unsec. Nts., 4/15/20		7,805,000	8,253,788

Newell Rubbermaid, Inc., 2.15% Sr. Unsec. Nts., 10/15/18		1,170,000	1,133,262

Toll Brothers Finance Corp., 4.375% Sr. Unsec. Nts., 4/15/23		1,798,000	1,753,050

Whirlpool Corp., 1.65% Sr. Unsec. Nts., 11/1/17		840,000	836,014

			35,125,559

Internet & Catalog Retail—0.0%

Odeon & UCI Finco plc, 9% Sr. Sec. Nts., 8/1/18	GBP	888,000	1,363,954

Leisure Equipment & Products—0.0%

Mattel, Inc., 1.70% Sr. Unsec. Nts., 3/15/18		1,942,000	1,917,533

Media—3.6%

21st Century Fox America, Inc., 6.15% Sr. Unsec. Nts., 2/15/41		679,000	765,915

Altice Financing SA, 6.50% Sec. Nts., 1/15/22[1]		11,240,000	11,155,700

Altice Finco SA, 8.125% Sec. Nts., 1/15/24[1]		4,510,000	4,374,700

Altice Luxembourg SA, 7.25% Sr. Sec. Nts., 5/15/22[1]	EUR	12,110,000	12,352,748

Belo Corp., 7.75% Sr. Unsec. Nts., 6/1/27		8,498,000	9,007,880

CCO Safari II LLC:
4.908% Sr. Sec. Nts., 7/23/25[1]		5,099,000	5,101,687
6.484% Sr. Sec. Nts., 10/23/45[1]		4,578,000	4,591,606

CCOH Safari LLC, 5.75% Sr. Unsec. Nts., 2/15/26[1]		3,430,000	3,447,150

Comcast Corp., 4.65% Sr. Unsec. Unsub. Nts., 7/15/42		1,129,000	1,151,432

DISH DBS Corp.:
5.875% Sr. Unsec. Nts., 11/15/24		17,935,000	16,006,987
6.75% Sr. Unsec. Nts., 6/1/21		2,795,000	2,822,950

Entercom Radio LLC, 10.50% Sr. Unsec. Nts., 12/1/19		3,565,000	3,707,600

Gannett Co., Inc., 5.50% Sr. Unsec. Nts., 9/15/24[1]		5,115,000	5,127,787

Gray Television, Inc., 7.50% Sr. Unsec. Nts., 10/1/20		1,725,000	1,778,906

iHeartCommunications, Inc., 9% Sr. Sec. Nts., 12/15/19		2,625,000	1,952,344

Interpublic Group of Cos., Inc. (The), 4.20% Sr. Unsec. Nts., 4/15/24		888,000	881,503

LIN Television Corp., 6.375% Sr. Unsec. Nts., 1/15/21		6,910,000	7,264,138

Nexstar Broadcasting, Inc.:
6.125% Sr. Unsec. Nts., 2/15/22[1]		3,860,000	3,792,450
6.875% Sr. Unsec. Nts., 11/15/20		6,950,000	7,132,438

Numericable SFR SAS, 6% Sr. Sec. Nts., 5/15/22[1]		12,760,000	12,409,100

Scripps Networks Interactive, Inc., 2.70% Sr. Unsec. Nts., 12/15/16		1,810,000	1,823,329

Sinclair Television Group, Inc.:
5.625% Sr. Unsec. Nts., 8/1/24[1]		6,005,000	5,862,381
6.125% Sr. Unsec. Nts., 10/1/22		8,300,000	8,507,500

19 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Media (Continued)

Sky plc, 3.75% Sr. Unsec. Nts., 9/16/24[1]		$ 963,000	$ 942,809

Thomson Reuters Corp., 1.65% Sr. Unsec. Nts., 9/29/17		1,880,000	1,871,230

Time Warner Cable, Inc., 4.50% Sr. Unsec. Unsub. Nts., 9/15/42		1,324,000	1,042,613

Time Warner, Inc., 4.65% Sr. Unsec. Nts., 6/1/44		7,137,000	6,571,100

Tribune Media Co., 5.875% Sr. Unsec. Nts., 7/15/22[1]		2,750,000	2,756,875

Univision Communications, Inc., 5.125% Sr. Sec. Nts., 2/15/25[1]		3,470,000	3,305,175

UPC Holding BV, 6.75% Sr. Unsec. Nts., 3/15/23[1]	EUR	11,750,000	13,805,401

UPCB Finance VI Ltd., 6.875% Sr. Sec. Nts., 1/15/22[1]		4,725,000	5,014,406

Viacom, Inc., 3.50% Sr. Unsec. Nts., 4/1/17		752,000	765,609

Virgin Media Finance plc, 7% Sr. Unsec. Nts., 4/15/23	GBP	4,195,000	6,529,858

Virgin Media Secured Finance plc:
5.25% Sr. Sec. Nts., 1/15/26[1]		1,870,000	1,823,250
6.00% Sr. Sec. Nts., 4/15/21	GBP	11,362,500	17,380,420

VTR Finance BV, 6.875% Sr. Sec. Nts., 1/15/24[1]		1,265,000	1,166,963

			193,993,940

Multiline Retail—0.4%

Dollar Tree, Inc., 5.75% Sr. Sec. Nts., 3/1/23[1]		19,245,000	20,159,137

Kohl’s Corp., 5.55% Sr. Unsec. Nts., 7/17/45[7]		577,000	538,916

Neiman Marcus Group Ltd., Inc., 8.75% Sr. Unsec. Nts., 10/15/21[1,14]		4,010,000	2,506,250

			23,204,303

Specialty Retail—1.1%

Apex Tool Group LLC, 7% Sr. Unsec. Nts., 2/1/21[1]		11,980,000	9,284,500

Best Buy Co., Inc., 5.50% Sr. Unsec. Nts., 3/15/21		1,802,000	1,867,322

CST Brands, Inc., 5% Sr. Unsec. Nts., 5/1/23		3,795,000	3,776,025

GameStop Corp., 5.50% Sr. Unsec. Nts., 10/1/19[1]		8,390,000	8,295,613

Home Depot, Inc. (The), 4.875% Sr. Unsec. Nts., 2/15/44		592,000	653,499

L Brands, Inc.:
6.625% Sr. Unsec. Nts., 4/1/21		8,215,000	9,139,188
6.875% Sr. Unsec. Nts., 11/1/35[1]		4,790,000	4,939,688

Lowe’s Cos, Inc., 4.375% Sr. Unsec. Nts., 9/15/45		4,955,000	5,105,696

Men’s Wearhouse, Inc. (The), 7% Sr. Unsec. Nts., 7/1/22		1,749,000	1,259,280

Michaels Stores, Inc., 5.875% Sr. Sub. Nts., 12/15/20[1]		3,810,000	3,943,350

Ross Stores, Inc., 3.375% Sr. Unsec. Nts., 9/15/24		1,660,000	1,637,075

Sally Holdings LLC/Sally Capital, Inc., 5.75% Sr. Unsec. Nts., 6/1/22		8,285,000	8,616,400

Signet UK Finance plc, 4.70% Sr. Unsec. Nts., 6/15/24		876,000	864,556

Toys R US Property Co. II LLC, 8.50% Sr. Sec. Nts., 12/1/17		2,010,000	1,738,650

			61,120,842

Textiles, Apparel & Luxury Goods—0.6%

Levi Strauss & Co.:
5.00% Sr. Unsec. Nts., 5/1/25		6,305,000	6,305,000
6.875% Sr. Unsec. Nts., 5/1/22		1,405,000	1,510,375

New Look Secured Issuer plc, 6.50% Sr. Sec. Nts., 7/1/22[1]	GBP	4,625,000	6,784,166

PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22		6,640,000	6,523,800

Springs Industries, Inc., 6.25% Sr. Sec. Nts., 6/1/21		6,995,000	6,960,025

20 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Textiles, Apparel & Luxury Goods (Continued)

William Carter Co., 5.25% Sr. Unsec. Nts., 8/15/21	$ 2,475,000	$ 2,555,437

		30,638,803

Consumer Staples—2.1%

Beverages—0.2%

Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	1,198,000	1,728,880

Beam Suntory, Inc., 1.875% Sr. Unsec. Nts., 5/15/17	922,000	923,293

Constellation Brands, Inc., 4.75% Sr. Unsec. Nts., 11/15/24	7,630,000	7,801,675

Pernod Ricard SA, 4.25% Sr. Unsec. Nts., 7/15/22[1]	1,162,000	1,195,320

		11,649,168

Food & Staples Retailing—0.7%

Cencosud SA, 5.15% Sr. Unsec. Nts., 2/12/25[1]	4,180,000	3,892,905

CVS Health Corp.:
5.125% Sr. Unsec. Nts., 7/20/45	5,602,000	5,924,093
5.30% Sr. Unsec. Nts., 12/5/43	438,000	476,171

Delhaize Group:
5.70% Sr. Unsec. Nts., 10/1/40	799,000	824,233
6.50% Sr. Unsec. Nts., 6/15/17	216,000	228,509

Ingles Markets, Inc., 5.75% Sr. Unsec. Nts., 6/15/23	6,160,000	6,175,400

Kroger Co. (The):
6.40% Sr. Unsec. Nts., 8/15/17	1,673,000	1,797,272
6.90% Sr. Unsec. Nts., 4/15/38	450,000	557,745

Omnicare, Inc., 4.75% Sr. Unsec. Nts., 12/1/22	5,295,000	5,682,409

Rite Aid Corp.:
6.125% Sr. Unsec. Nts., 4/1/23[1]	6,300,000	6,544,125
6.75% Sr. Unsec. Nts., 6/15/21	2,685,000	2,819,250

Wal-Mart Stores, Inc., 4.30% Sr. Unsec. Nts., 4/22/44	1,440,000	1,471,810

		36,393,922

Food Products—0.8%

Bunge Ltd. Finance Corp.:
3.20% Sr. Unsec. Nts., 6/15/17	1,860,000	1,878,961
8.50% Sr. Unsec. Nts., 6/15/19	1,200,000	1,391,174

Chiquita Brands International, Inc./Chiquita Brands LLC,
7.875% Sr. Sec. Nts., 2/1/21	3,095,000	3,253,619

ConAgra Foods, Inc., 4.65% Sr. Unsec. Nts., 1/25/43	590,000	528,182

Dean Foods Co., 6.50% Sr. Unsec. Nts., 3/15/23[1]	5,815,000	6,062,138

Ingredion, Inc., 1.80% Sr. Unsec. Nts., 9/25/17	1,905,000	1,888,529

JM Smucker Co. (The), 1.75% Sr. Unsec. Nts., 3/15/18	1,494,000	1,487,858

Kraft Foods Group, Inc., 5% Sr. Unsec. Nts., 6/4/42	441,000	445,653

Kraft Heinz Foods Co.:
3.95% Sr. Unsec. Nts., 7/15/25[1]	961,000	972,177
5.20% Sr. Unsec. Nts., 7/15/45[1]	706,000	740,009

Marfrig Holdings Europe BV, 6.875% Sr. Unsec. Nts., 6/24/19[1]	1,165,000	1,042,675

Minerva Luxembourg SA, 7.75% Sr. Unsec. Nts., 1/31/23[1]	2,000,000	1,890,000

Pilgrim’s Pride Corp., 5.75% Sr. Unsec. Nts., 3/15/25[1]	2,735,000	2,666,625

Post Holdings, Inc.:
6.75% Sr. Unsec. Nts., 12/1/21[1]	2,475,000	2,530,688

21 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Food Products (Continued)

Post Holdings, Inc.: (Continued)
7.375% Sr. Unsec. Nts., 2/15/22		$ 6,820,000	$ 7,135,425

Premier Foods Finance plc, 5.583% Sr. Sec. Nts., 3/16/20[3]	GBP	1,500,000	2,075,902

TreeHouse Foods, Inc., 4.875% Sr. Unsec. Nts., 3/15/22		1,764,000	1,684,620

Tyson Foods, Inc., 4.875% Sr. Unsec. Nts., 8/15/34		580,000	593,346

WhiteWave Foods Co., 5.375% Sr. Unsec. Nts., 10/1/22		1,900,000	2,014,000

			40,281,581

Household Products—0.1%

Spectrum Brands, Inc.:
6.125% Sr. Unsec. Nts., 12/15/24[1]		1,030,000	1,076,350
6.375% Sr. Unsec. Nts., 11/15/20		4,920,000	5,252,100

			6,328,450

Personal Products—0.1%

Revlon Consumer Products Corp., 5.75% Sr. Unsec. Nts., 2/15/21		6,240,000	6,068,400

Tobacco—0.2%

Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39		1,028,000	1,690,690

Imperial Tobacco Finance plc, 2.05% Sr. Unsec. Nts., 7/20/18[1]		1,840,000	1,831,253

Reynolds American, Inc.:
5.85% Sr. Unsec. Nts., 8/15/45		1,323,000	1,475,267
6.75% Sr. Unsec. Nts., 6/15/17		1,405,000	1,500,425

Vector Group Ltd., 7.75% Sr. Sec. Nts., 2/15/21		5,790,000	6,130,162

			12,627,797

Energy—5.2%

Energy Equipment & Services—0.7%

Eletson Holdings, Inc., 9.625% Sr. Sec. Nts., 1/15/22[1]		4,330,000	3,875,350

Endeavor Energy Resources LP/EER Finance, Inc., 7% Sr. Unsec. Nts., 8/15/21[1]		2,960,000	2,649,200

Halliburton Co., 5% Sr. Unsec. Nts., 11/15/45[7]		4,640,000	4,594,092

Helmerich & Payne International Drilling Co., 4.65% Sr. Unsec. Nts., 3/15/25		743,000	745,126

Hornbeck Offshore Services, Inc., 5.875% Sr. Unsec. Nts., 4/1/20		4,215,000	2,929,425

Nabors Industries, Inc., 2.35% Sr. Unsec. Nts., 9/15/16		1,409,000	1,402,286

Pertamina Persero PT, 5.625% Sr. Unsec. Nts., 5/20/43[1]		8,000,000	6,301,144

Precision Drilling Corp., 6.625% Sr. Unsec. Nts., 11/15/20		4,250,000	3,336,250

Schlumberger Holdings Corp.:
1.90% Sr. Unsec. Nts., 12/21/17[1]		1,979,000	1,972,533
4.00% Sr. Unsec. Nts., 12/21/25[1]		3,443,000	3,406,222

Sinopec Group Overseas Development 2014 Ltd., 1.75% Sr. Unsec. Nts., 4/10/17[1]		1,908,000	1,902,310

Sinopec Group Overseas Development 2015 Ltd., 2.50% Sr. Unsec. Nts., 4/28/20[1]		2,570,000	2,533,380

			35,647,318

Oil, Gas & Consumable Fuels—4.5%

Anadarko Petroleum Corp.:
4.50% Sr. Unsec. Nts., 7/15/44		6,217,000	4,776,471

22 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Oil, Gas & Consumable Fuels (Continued)

Anadarko Petroleum Corp.: (Continued)
6.20% Sr. Unsec. Nts., 3/15/40	$ 1,033,000	$ 953,207

Antero Resources Corp., 6% Sr. Unsec. Nts., 12/1/20	5,270,000	4,426,800

Apache Corp., 4.75% Sr. Unsec. Nts., 4/15/43	547,000	471,585

Bharat Petroleum Corp. Ltd., 4% Sr. Unsec. Nts., 5/8/25	4,425,000	4,314,689

Bill Barrett Corp., 7.625% Sr. Unsec. Nts., 10/1/19	2,770,000	1,952,850

Boardwalk Pipelines LP, 4.95% Sr. Unsec. Nts., 12/15/24	1,051,000	915,854

Buckeye Partners LP, 6.05% Sr. Unsec. Nts., 1/15/18	846,000	878,677

California Resources Corp.:
5.50% Sr. Unsec. Nts., 9/15/21	1,988,000	636,160
8.00% Sec. Nts., 12/15/22[1]	5,333,000	2,819,824

Canadian Natural Resources Ltd.:
1.75% Sr. Unsec. Nts., 1/15/18	739,000	719,230
5.90% Sr. Unsec. Nts., 2/1/18	835,000	869,835

Carrizo Oil & Gas, Inc., 6.25% Sr. Unsec. Nts., 4/15/23	4,950,000	4,034,250

Cenovus Energy, Inc., 5.20% Sr. Unsec. Nts., 9/15/43	524,000	411,497

Chaparral Energy, Inc., 7.625% Sr. Unsec. Nts., 11/15/22	1,675,000	393,625

Chesapeake Energy Corp., 8% Sec. Nts., 12/15/22[1]	2,373,000	1,174,635

Cimarex Energy Co., 4.375% Sr. Unsec. Nts., 6/1/24	1,006,000	894,367

Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 8.50% Sr. Unsec. Nts., 12/15/19	6,410,000	3,237,050

CNOOC Finance 2011 Ltd., 4.25% Sr. Unsec. Nts., 1/26/21[1]	3,775,000	3,935,521

CNOOC Nexen Finance 2014 ULC, 1.625% Sr. Unsec. Nts., 4/30/17	1,654,000	1,645,507

Columbia Pipeline Group, Inc., 4.50% Sr. Unsec. Nts., 6/1/25[1]	1,006,000	913,521

Concho Resources, Inc., 5.50% Sr. Unsec. Unsub. Nts., 4/1/23	5,580,000	5,189,400

CONSOL Energy, Inc., 5.875% Sr. Unsec. Nts., 4/15/22	3,785,000	2,365,625

Cosan Luxembourg SA, 5% Sr. Unsec. Nts., 3/14/23[1]	3,590,000	2,966,237

Delek & Avner Tamar Bond Ltd., 5.082% Sr. Sec. Nts., 12/30/23[1]	1,510,000	1,523,212

Denbury Resources, Inc., 4.625% Sr. Sub. Nts., 7/15/23	4,950,000	1,618,056

Devon Energy Corp., 4.75% Sr. Unsec. Nts., 5/15/42	6,287,000	4,474,395

Energy Transfer Equity LP:
5.875% Sr. Sec. Nts., 1/15/24	3,545,000	2,906,900
7.50% Sr. Sec. Nts., 10/15/20	5,895,000	5,482,350

Energy XXI Gulf Coast, Inc., 11% Sec. Nts., 3/15/20[1]	3,505,000	1,235,512

EnLink Midstream Partners LP, 2.70% Sr. Unsec. Nts., 4/1/19	1,527,000	1,394,276

Enterprise Products Operating LLC:
4.85% Sr. Unsec. Nts., 8/15/42	532,000	426,792
4.90% Sr. Unsec. Nts., 5/15/46	188,000	154,137

EP Energy LLC/Everest Acquisition Finance, Inc., 7.75% Sr. Unsec. Nts., 9/1/22	4,480,000	2,307,200

Gazprom OAO Via Gaz Capital SA:
4.95% Sr. Unsec. Nts., 7/19/22[1]	5,870,000	5,516,256
7.288% Sr. Unsec. Nts., 8/16/37[1]	3,500,000	3,496,062

Genesis Energy LP/Genesis Energy Finance Corp., 5.75% Sr. Unsec. Nts., 2/15/21	5,155,000	4,381,750

Halcon Resources Corp., 12% Sec. Nts., 2/15/22[1]	844,000	638,410

Husky Energy, Inc., 6.20% Sr. Unsec. Nts., 9/15/17	1,058,000	1,103,598

23 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Oil, Gas & Consumable Fuels (Continued)

Indian Oil Corp. Ltd.:
5.625% Sr. Unsec. Nts., 8/2/21		$ 1,495,000	$ 1,620,626
5.75% Sr. Unsec. Nts., 8/1/23		4,665,000	5,075,669

KazMunayGas National Co. JSC:
6.375% Sr. Unsec. Nts., 4/9/21[1]		4,700,000	4,856,157
7.00% Sr. Unsec. Nts., 5/5/20[1]		5,075,000	5,387,996

Kinder Morgan, Inc., 5.55% Sr. Unsec. Nts., 6/1/45		1,325,000	1,037,965

Laredo Petroleum, Inc., 5.625% Sr. Unsec. Nts., 1/15/22		3,955,000	3,460,625

LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23[2]		3,530,000	3,512,350

Linn Energy LLC/Linn Energy Finance Corp., 7.75% Sr. Unsec. Nts., 2/1/21		4,775,000	716,250

MEG Energy Corp., 6.50% Sr. Unsec. Nts., 3/15/21[1]		9,645,000	6,799,725

Memorial Production Partners LP/Memorial Production Finance Corp., 7.625% Sr. Unsec. Nts., 5/1/2[1]		2,640,000	805,200

MPLX LP:
4.875% Sr. Unsec. Nts., 12/1/24[1]		5,430,000	4,900,575
4.875% Sr. Unsec. Nts., 6/1/25[1,7]		2,070,000	1,863,000

Murray Energy Corp., 11.25% Sec. Nts., 4/15/21[1]		2,605,000	488,438

Navios Maritime Acquisition Corp./Navios Acquisition Finance US, Inc., 8.125% Sr. Sec. Nts., 11/15/21[1]		3,990,000	3,496,238

Newfield Exploration Co., 5.625% Sr. Unsec. Nts., 7/1/24		6,075,000	5,209,313

Noble Energy, Inc., 5.625% Sr. Unsec. Nts., 5/1/21		4,820,000	4,720,202

Novatek OAO via Novatek Finance Ltd., 4.422% Sr. Unsec. Nts., 12/13/22[1]		2,245,000	1,995,244

Oasis Petroleum, Inc., 6.875% Sr. Unsec. Nts., 1/15/23		2,350,000	1,468,750

ONEOK, Inc., 7.50% Sr. Unsec. Nts., 9/1/23		4,170,000	3,481,950

Origin Energy Finance Ltd.:
3.50% Sr. Unsec. Nts., 10/9/18[1]		6,450,000	6,294,491
5.45% Sr. Unsec. Nts., 10/14/21[1]		3,254,000	3,171,924

Pacific Exploration & Production Corp., 5.625% Sr. Unsec. Nts., 1/19/25[1]		3,410,000	699,050

Peabody Energy Corp., 6% Sr. Unsec. Nts., 11/15/18		3,505,000	665,950

Petrobras Global Finance BV:
4.375% Sr. Unsec. Nts., 5/20/23		940,000	622,750
4.875% Sr. Unsec. Nts., 3/17/20		3,015,000	2,268,788
5.75% Sr. Unsec. Nts., 1/20/20		235,000	185,063

Petroleos Mexicanos:
3.75% Sr. Unsec. Nts., 4/16/26	EUR	3,060,000	2,810,535
5.50% Sr. Unsec. Nts., 6/27/44[1]		3,245,000	2,457,568
5.50% Sr. Unsec. Nts., 6/27/44		5,500,000	4,165,370

Phillips 66 Partners LP, 3.605% Sr. Unsec. Nts., 2/15/25		143,000	125,808

Pioneer Natural Resources Co., 6.65% Sr. Unsec. Nts., 3/15/17		712,000	735,348

Range Resources Corp.:
5.00% Sr. Sub. Nts., 8/15/22		5,365,000	4,037,163
5.00% Sr. Sub. Nts., 3/15/23		979,000	734,250

Regency Energy Partners LP/Regency Energy Finance Corp., 5% Sr. Unsec. Nts., 10/1/22		1,260,000	1,118,239

Reliance Industries Ltd., 4.125% Sr. Unsec. Nts., 1/28/25[1]		5,570,000	5,470,386

Reliance Industries Ltd., 5.875% Sr. Unsec. Perpetual Bonds[1,15]		255,000	250,856

Rice Energy, Inc., 6.25% Sr. Unsec. Nts., 5/1/22		4,705,000	3,411,125

24 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Oil, Gas & Consumable Fuels (Continued)

Sabine Pass Liquefaction LLC:
5.625% Sr. Sec. Nts., 4/15/23		$6,300,000	$5,559,750
5.75% Sr. Sec. Nts., 5/15/24		1,765,000	1,544,375

Sanchez Energy Corp.:
6.125% Sr. Unsec. Nts., 1/15/23		2,490,000	1,357,050
7.75% Sr. Unsec. Nts., 6/15/21		1,245,000	765,675

SandRidge Energy, Inc., 8.75% Sec. Nts., 6/1/20[1]		2,520,000	768,600

SM Energy Co., 6.50% Sr. Unsec. Nts., 1/1/23		4,705,000	3,481,700

Spectra Energy Partners LP, 4.75% Sr. Unsec. Nts., 3/15/24		1,460,000	1,417,296

Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.50% Sr. Unsec. Nts., 8/15/22		4,260,000	3,173,700

Suncor Energy, Inc., 6.10% Sr. Unsec. Nts., 6/1/18		1,708,000	1,838,279

Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
4.125% Sr. Unsec. Nts., 11/15/19		2,260,000	1,892,750
5.00% Sr. Unsec. Nts., 1/15/18[1]		3,485,000	3,241,050

Tesoro Logistics LP/Tesoro Logistics Finance Corp.:
5.875% Sr. Unsec. Nts., 10/1/20		3,663,000	3,516,480
6.25% Sr. Unsec. Nts., 10/15/22[1]		2,805,000	2,671,763

Thai Oil PCL, 4.875% Sr. Unsec. Nts., 1/23/43[1]		585,000	550,868

TOTAL SA, 2.25% Jr. Sub. Perpetual Bonds[3,15]	EUR	6,720,000	6,761,774

Tullow Oil plc, 6% Sr. Unsec. Nts., 11/1/20[1]		5,058,000	3,540,600

Western Gas Partners LP, 4% Sr. Unsec. Nts., 7/1/22		1,226,000	1,086,301

Whiting Petroleum Corp., 5.75% Sr. Unsec. Nts., 3/15/21		4,920,000	3,611,280

Williams Partners LP/ACMP Finance Corp., 6.125% Sr. Unsec. Nts., 7/15/22		4,205,000	3,984,212

Woodside Finance Ltd., 4.60% Sr. Unsec. Unsub. Nts., 5/10/21[1]		1,445,000	1,467,431

WPX Energy, Inc.:
5.25% Sr. Unsec. Nts., 9/15/24		2,845,000	1,891,925
6.00% Sr. Unsec. Nts., 1/15/22		695,000	489,975

Zhaikmunai LLP, 6.375% Sr. Unsec. Nts., 2/14/19[1]		185,000	145,678

			242,434,772

Financials—12.7%

Capital Markets—1.5%

Apollo Management Holdings LP, 4% Sr. Unsec. Nts., 5/30/24[1]		1,422,000	1,406,857

Blackstone Holdings Finance Co. LLC, 4.45% Sr. Unsec. Nts., 7/15/45[1]		1,901,000	1,787,045

Credit Suisse AG, New York, 3.625% Sr. Unsec. Nts., 9/9/24		2,304,000	2,325,517

Credit Suisse Group AG, 7.50% Jr. Sub. Perpetual Bonds[3,15]		6,265,000	6,603,485

Deutsche Bank AG:
4.50% Sub. Nts., 4/1/25		1,535,000	1,414,837
7.50% Jr. Sub. Perpetual Bonds[3,15]		6,775,000	6,614,094

Drawbridge Special Opportunities Fund LP/Drawbridge Special Opportunities Finance Corp., 5% Sr. Unsec. Nts., 8/1/21[1]		9,435,000	9,175,537

First Data Corp.:
5.00% Sr. Sec. Nts., 1/15/24[1]		5,820,000	5,805,450
5.75% Sec. Nts., 1/15/24[1]		2,745,000	2,710,688
7.00% Sr. Unsec. Nts., 12/1/23[1]		9,210,000	9,233,025

Goldman Sachs Group, Inc. (The):
4.75% Sr. Unsec. Nts., 10/21/45		5,262,000	5,246,509

25 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Capital Markets (Continued)

Goldman Sachs Group, Inc. (The): (Continued)
5.15% Sub. Nts., 5/22/45		$ 1,354,000	$ 1,319,229

ICBCIL Finance Co. Ltd., 3.20% Sr. Unsec. Nts., 11/10/20[1]		1,165,000	1,150,450

KCG Holdings, Inc., 6.875% Sr. Sec. Nts., 3/15/20[1]		11,915,000	10,783,075

Keystone Financing plc, 9.50% Sr. Sec. Nts., 10/15/19	GBP	1,308,000	2,024,666

KKR Group Finance Co. III LLC, 5.125% Sr. Unsec. Nts., 6/1/44[1]		1,585,000	1,555,760

Lazard Group LLC, 3.75% Sr. Unsec. Nts., 2/13/25		1,415,000	1,308,135

Morgan Stanley:
4.30% Sr. Unsec. Nts., 1/27/45		1,125,000	1,077,012
5.00% Sub. Nts., 11/24/25		1,735,000	1,846,465

Nomura Holdings, Inc., 2% Sr. Unsec. Nts., 9/13/16		1,888,000	1,895,860

Schaeffler Finance BV, 3.25% Sr. Sec. Nts., 5/15/25[1]	EUR	2,020,000	2,140,060

UBS Preferred Funding Trust V, 6.243% Jr. Sub. Perpetual Bonds, Series [13,15]		2,476,000	2,488,380

			79,912,136

Commercial Banks—6.4%

ABN AMRO Bank NV, 4.75% Sub. Nts., 7/28/25[1]		22,110,000	22,080,152

Allied Irish Banks plc:
4.125% Sub. Nts., 11/26/25[3,18]	EUR	2,250,000	2,463,526
7.375% Jr. Sub. Perpetual Bonds[3,15]	EUR	900,000	993,357

Altice Luxembourg SA, 6.25% Sr. Unsec. Nts., 2/15/25[1]	EUR	3,830,000	3,525,865

Astana Finance JSC, 9.16% Sr. Unsec. Nts., 3/14/12[8]		1,186,225	—

Banco ABC Brasil SA, 7.875% Sub. Nts., 4/8/20[1]		375,000	342,656

Banco Bilbao Vizcaya Argentaria Colombia SA, 4.875% Sub. Nts., 4/21/25[1]		1,780,000	1,708,800

Banco Bilbao Vizcaya Argentaria SA, 7% Jr. Sub. Perpetual Bonds[3,15]	EUR	16,375,000	17,504,076

Banco Continental SA via Continental Senior Trustees Cayman Ltd., 5.50% Sr. Unsec. Nts., 11/18/20[1]		3,585,000	3,862,838

Banco Popular Espanol SA, 11.50% Jr. Sub. Perpetual Bonds[3,15]	EUR	700,000	829,190

Bank of America Corp.:
3.875% Sr. Unsec. Nts., 8/1/25		3,759,000	3,823,828
7.75% Jr. Sub. Nts., 5/14/38		1,365,000	1,856,416

Bank of China Hong Kong Ltd., 5.55% Sub. Nts., 2/11/20[1]		1,895,000	2,065,400

Bank of Ireland:
4.25% Sub. Nts., 6/11/24[3]	EUR	5,890,000	6,644,597
10.00% Sub. Nts., 12/19/22	EUR	5,635,000	8,216,412

Barclays plc:
3.65% Sr. Unsec. Nts., 3/16/25		1,591,000	1,531,931
7.00% Jr. Sub. Perpetual Bonds[3,15]	GBP	6,745,000	9,779,600
8.00% Jr. Sub. Perpetual Bonds[3,15]	EUR	8,235,000	9,728,654
8.25% Jr. Sub. Perpetual Bonds[3,15]		750,000	801,072

BNP Paribas SA:
4.375% Sub. Nts., 9/28/25[1]		1,768,000	1,735,117
5.945% Jr. Sub. Perpetual Bonds[3,15]	GBP	12,475,000	18,275,703
7.375% Jr. Sub. Perpetual Bonds[1,3,15]		6,895,000	7,084,613

BPCE SA, 2.75% Sub. Nts., 7/8/26[3]	EUR	7,735,000	8,532,059

Brazil Loan Trust 1, 5.477% Sec. Nts., 7/24/23[2]		1,634,534	1,415,915

CIT Group, Inc., 5% Sr. Unsec. Nts., 8/15/22		9,670,000	9,954,105

26 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Commercial Banks (Continued)

Citigroup, Inc.:
4.45% Sub. Nts., 9/29/27		$ 6,982,000	$ 6,956,167
4.65% Sr. Unsec. Nts., 7/30/45		1,480,000	1,502,940
6.675% Sub. Nts., 9/13/43		888,000	1,092,581

Citizens Financial Group, Inc., 5.50% Jr. Sub. Perpetual Bonds[1,3,7,15]		860,000	848,820

Commerzbank AG, 8.125% Sub. Nts., 9/19/23[1]		8,880,000	10,224,965

Constellis Holdings LLC/Constellis Finance Corp., 9.75% Sr. Sec. Nts., 5/15/20[1]		6,300,000	5,197,500

Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands), 4.375% Sub. Nts., 8/4/25		8,626,000	8,791,309

Corp. Financiera de Desarrollo SA, 4.75% Sr. Unsec. Nts., 2/8/22[1]		1,070,000	1,091,400

Corpbanca SA, 3.875% Sr. Unsec. Nts., 9/22/19[1]		4,035,000	4,007,776

CorpGroup Banking SA, 6.75% Sr. Unsec. Nts., 3/15/23[1]		2,320,000	2,154,700

Credit Agricole SA, 8.375% Jr. Sub. Perpetual Bonds[1,3,15]		1,551,000	1,744,875

Danske Bank AS, 5.684% Jr. Sub. Perpetual Bonds[3,15]	GBP	8,930,000	13,386,100

Export-Import Bank of India:
9.50% Sr. Unsec. Nts., 10/9/18	INR	133,000,000	2,107,233
9.70% Sr. Unsec. Nts., 11/21/18	INR	150,000,000	2,391,692

FirstMerit Corp., 4.35% Sub. Nts., 2/4/23		1,991,000	2,020,278

Garfunkelux Holdco 3 SA, 8.50% Sr. Sec. Nts., 11/1/22	GBP	395,000	588,417

Grupo Aval Ltd., 4.75% Sr. Unsec. Nts., 9/26/22[1]		5,580,000	5,255,690

ICICI Bank Ltd., 6.375% Jr. Sub. Nts., 4/30/22[1,3]		2,265,000	2,328,961

ICICI Bank Ltd. (Dubai), 4.75% Sr. Unsec. Nts., 11/25/16[1]		3,310,000	3,390,218

Intesa Sanpaolo SpA, 5.017% Sub. Nts., 6/26/24[1]		10,335,000	10,190,568

JPMorgan Chase & Co.:
4.25% Sub. Nts., 10/1/27		7,000,000	7,006,062
6.75% Jr. Sub. Perpetual Bonds, Series S3,15		1,560,000	1,702,350

Krung Thai Bank PCL (Cayman Islands), 5.20% Sub. Nts., 12/26/24[3]		1,035,000	1,059,367

Lloyds Banking Group plc:
6.375% Jr. Sub. Perpetual Bonds[3,15]	EUR	5,650,000	6,493,226
6.413% Jr. Sub. Perpetual Bonds[1,3,15]		1,702,000	1,914,750
7.50% Jr. Sub. Perpetual Bonds[3,15]		4,590,000	4,899,825

Mercury Bondco plc, 8.25% Sr. Sec. Nts., 5/30/21[14]	EUR	1,827,000	1,985,254

NABARD, 8.19% Sr. Unsec. Nts., 6/8/18	INR	50,000,000	761,196

NN Group NV, 4.625% Sub. Nts., 4/8/44[3]	EUR	8,540,000	9,675,587

OPE KAG Finance Sub, Inc., 7.875% Sr. Unsec. Nts., 7/31/23[1]		5,090,000	5,070,913

Rabobank Capital Funding Trust IV, 5.556% Jr. Sub. Perpetual Bonds[1,3,15]	GBP	500,000	771,028

Regions Bank, Birmingham AL, 2.25% Sr. Unsec. Nts., 9/14/18		1,472,000	1,471,533

Regions Financial Corp., 7.375% Sub. Nts., 12/10/37		714,000	898,460

Royal Bank of Scotland Group plc:
7.50% Jr. Sub. Perpetual Bonds[3,15]		5,765,000	6,017,219
8.00% Jr. Sub. Perpetual Bonds[3,15]		5,140,000	5,448,400
7.64% Jr. Sub. Perpetual Bonds, Series U3,15		1,800,000	1,890,000

Santander UK Group Holdings plc, 4.75% Sub. Nts., 9/15/25[1]		10,625,000	10,536,164

Sberbank of Russia Via SB Capital SA, 5.50% Sub. Nts., 2/26/24[1,3]		3,495,000	3,084,338

27 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Commercial Banks (Continued)

Societe Generale SA:
5.922% Jr. Sub. Perpetual Bonds[1,3,15]		$1,685,000	$1,716,594
8.00% Jr. Sub. Perpetual Bonds[1,3,15]		13,720,000	14,005,088
8.25% Jr. Sub. Perpetual Bonds[3,15]		750,000	796,913

SPCM SA, 2.875% Sr. Unsec. Nts., 6/15/23[1]	EUR	4,955,000	5,168,138

SumitG Guaranteed Secured Obligation Issuer Designated Activity Co., 2.251% Sr. Sec. Nts., 11/2/20[1]		11,830,000	11,656,998

SunTrust Banks, Inc., 3.50% Sr. Unsec. Nts., 1/20/17		1,097,000	1,116,226

Turkiye Vakiflar Bankasi TAO, 6.875% Sub. Nts., 2/3/25[1,3]		3,005,000	2,923,261

Wells Fargo & Co.:
4.90% Sub. Nts., 11/17/45		4,361,000	4,411,954
5.90% Jr. Sub. Perpetual Bonds, Series S3,15		1,455,000	1,471,369

			343,980,285

Consumer Finance—0.6%

Ahern Rentals, Inc., 7.375% Sec. Nts., 5/15/23[1]		6,305,000	5,122,812

Ally Financial, Inc.:
4.625% Sr. Unsec. Nts., 5/19/22		3,065,000	3,087,987
5.75% Sub. Nts., 11/20/25		2,060,000	2,090,900
8.00% Sr. Unsec. Nts., 11/1/31		1,492,000	1,728,855

Capital One Financial Corp., 3.20% Sr. Unsec. Nts., 2/5/25		1,541,000	1,493,354

Discover Financial Services, 3.75% Sr. Unsec. Nts., 3/4/25		2,942,000	2,832,137

Navient Corp., 7.25% Sr. Unsec. Nts., 1/25/22		6,570,000	6,167,588

Speedy Cash Intermediate Holdings Corp., 10.75% Sec. Nts., 5/15/18[1]		5,220,000	2,688,300

Synchrony Financial:
4.25% Sr. Unsec. Nts., 8/15/24		446,000	440,799
4.50% Sr. Unsec. Nts., 7/23/25		1,465,000	1,465,132

TMX Finance LLC/TitleMax Finance Corp., 8.50% Sr. Sec. Nts., 9/15/18[1]		6,905,000	5,178,750

			32,296,614

Diversified Financial Services—0.8%

Baggot Securities Ltd., 10.24% Jr. Sub. Perpetual Bonds[1,15]	EUR	9,100,000	9,913,743

Berkshire Hathaway, Inc., 1.625% Sr. Unsec. Nts., 3/16/35	EUR	3,300,000	3,014,899

Cognita Financing plc, 7.75% Sr. Sec. Nts., 8/15/21	GBP	1,500,000	2,294,224

Corp. Financiera de Desarrollo SA, 5.25% Sub. Nts., 7/15/29[1,3]		1,490,000	1,467,650

Global Bank Corp., 5.125% Sr. Unsec. Nts., 10/30/19[1]		5,270,000	5,230,475

Interactive Data Corp., 5.875% Sr. Unsec. Nts., 4/15/19[1]		5,555,000	5,666,100

JPMorgan Hipotecaria su Casita, 6.47% Sec. Nts., 8/26/35[2,19]	MXN	20,232,960	104,484

McGraw Hill Financial, Inc., 2.50% Sr. Unsec. Nts., 8/15/18		463,000	466,222

National Savings Bank, 8.875% Sr. Unsec. Nts., 9/18/18[1]		1,585,000	1,634,610

Nationwide Building Society:
3.90% Sr. Unsec. Nts., 7/21/25[1]		1,840,000	1,901,064
6.875% Jr. Sub. Perpetual Bonds[3,15]	GBP	750,000	1,112,616

Peachtree Corners Funding Trust, 3.976% Sr. Unsec. Nts., 2/15/25[1]		992,000	986,793

Power Finance Corp. Ltd., 8.29% Sr. Unsec. Nts., 6/13/18	INR	130,000,000	1,973,895

Rural Electrification Corp. Ltd., 9.04% Sr. Unsec. Nts., 10/12/19	INR	190,000,000	2,976,072

Suntory Holdings Ltd., 1.65% Sr. Unsec. Nts., 9/29/17[1]		991,000	984,600

28 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Diversified Financial Services (Continued)

Voya Financial, Inc., 5.65% Jr. Sub. Nts., 5/15/53[3]		$1,795,000	$1,777,050

			41,504,497

Insurance—1.4%

ACE INA Holdings, Inc.:
3.35% Sr. Unsec. Nts., 5/3/26		978,000	976,448
4.35% Sr. Unsec. Nts., 11/3/45		783,000	797,697

Assicurazioni Generali SpA, 7.75% Sub. Nts., 12/12/42[3]	EUR	5,265,000	6,994,253

Aviva plc:
5.902% Jr. Sub. Perpetual Bonds[3,15]	GBP	1,850,000	2,806,830
6.125% Jr. Sub. Perpetual Bonds[3,15]	GBP	9,035,000	13,860,138

AXIS Specialty Finance plc, 5.15% Sr. Unsec. Nts., 4/1/45		1,433,000	1,410,660

CNO Financial Group, Inc., 4.50% Sr. Unsec. Nts., 5/30/20		6,170,000	6,308,825

Five Corners Funding Trust, 4.419% Unsec. Nts., 11/15/23[1]		1,403,000	1,467,299

HUB International Ltd., 7.875% Sr. Unsec. Nts., 10/1/21[1]		4,680,000	4,223,700

Liberty Mutual Group, Inc.:
4.25% Sr. Unsec. Nts., 6/15/23[1]		1,650,000	1,680,391
4.85% Sr. Unsec. Nts., 8/1/44[1]		1,077,000	1,001,325

MetLife, Inc., 5.25% Jr. Sub. Perpetual Bonds[3,15]		1,336,000	1,362,720

National Financial Partners Corp., 9% Sr. Unsec. Nts., 7/15/21[1]		6,231,000	5,724,731

Prudential Financial, Inc., 5.375% Jr. Sub. Nts., 5/15/45[3]		1,514,000	1,514,000

Sogecap SA, 4.125% Sub. Perpetual Bonds[3,15]	EUR	6,900,000	7,121,254

Swiss Reinsurance Co. via ELM BV, 6.302% Sub. Perpetual Bonds[3,15]	GBP	8,265,000	12,967,613

TIAA Asset Management Finance Co. LLC, 4.125% Sr. Unsec. Nts., 11/1/24[1]		1,718,000	1,727,944

Unum Group, 7.125% Sr. Unsec. Nts., 9/30/16		1,636,000	1,700,979

XLIT Ltd., 6.50% Jr. Sub. Perpetual Bonds[3,15]		1,085,000	790,694

			74,437,501

Real Estate Investment Trusts (REITs)—1.0%

American Tower Corp.:
2.80% Sr. Unsec. Nts., 6/1/20		825,000	816,538
5.90% Sr. Unsec. Nts., 11/1/21		841,000	938,027

Banco Invex SA/Hipotecaria Credito y Casa SA de CV, 6.45% Sec. Nts., 3/13/34[8,19]	MXN	17,961,653	—

Boston Properties LP, 3.70% Sr. Unsec. Nts., 11/15/18		1,798,000	1,863,969

Communications Sales & Leasing, Inc./CSL Capital LLC, 8.25% Sr. Unsec. Nts., 10/15/23		7,005,000	6,006,787

Corrections Corp. of America, 4.625% Sr. Unsec. Nts., 5/1/23		1,915,000	1,857,550

CTR Partnership LP/CareTrust Capital Corp., 5.875% Sr. Unsec. Nts., 6/1/21		4,965,000	5,033,269

DuPont Fabros Technology LP, 5.875% Sr. Unsec. Nts., 9/15/21		2,320,000	2,424,400

Equinix, Inc.:
5.375% Sr. Unsec. Nts., 1/1/22		4,420,000	4,552,600
5.875% Sr. Unsec. Nts., 1/15/26		3,425,000	3,536,312

First Industrial LP, 7.50% Sr. Unsec. Nts., 12/1/17		1,627,000	1,779,966

HCP, Inc., 5.625% Sr. Unsec. Nts., 5/1/17		1,006,000	1,052,594

Highwoods Realty LP, 7.50% Sr. Unsec. Nts., 4/15/18		1,636,000	1,809,121

Host Hotels & Resorts LP, 3.75% Sr. Unsec. Nts., 10/15/23		1,097,000	1,059,502

29 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Real Estate Investment Trusts (REITs) (Continued)

Iron Mountain, Inc., 6% Sr. Unsec. Nts., 10/1/20[1]		$ 2,080,000	$ 2,199,600

iStar, Inc., 4.875% Sr. Unsec. Nts., 7/1/18		6,445,000	6,340,269

Kimco Realty Corp., 4.30% Sr. Unsec. Nts., 2/1/18		1,620,000	1,690,110

Outfront Media Capital LLC/Outfront Media Capital Corp., 5.875% Sr. Unsec. Nts., 3/15/25		6,140,000	6,255,125

PLA Administradora Industrial S de RL de CV, 5.25% Sr. Unsec. Nts., 11/10/22[1]		2,640,000	2,570,700

Prologis LP, 4% Sr. Unsec. Nts., 1/15/18		974,000	1,007,463

Regency Centers LP, 5.875% Sr. Unsec. Nts., 6/15/17		159,000	167,735

Trust F/1401, 5.25% Sr. Unsec. Nts., 1/30/26[1]		3,010,000	2,942,275

WEA Finance LLC/Westfield UK & Europe Finance plc, 1.75% Sr. Unsec. Nts., 9/15/17[1]		1,304,000	1,293,409

Welltower, Inc., 2.25% Sr. Unsec. Nts., 3/15/18		389,000	388,863

			57,586,184

Real Estate Management & Development—0.4%

Brookfield Asset Management, Inc., 4% Sr. Unsec. Nts., 1/15/25		1,367,000	1,337,923

Brookfield Residential Properties, Inc., 6.50% Sr. Unsec. Nts., 12/15/20[1]		6,075,000	5,885,156

China Overseas Finance Cayman III Ltd., 6.375% Sr. Unsec. Nts., 10/29/43		480,000	505,676

EMG SUKUK Ltd., 4.564% Sr. Unsec. Nts., 6/18/24		3,435,000	3,473,716

Realogy Group LLC/Realogy Co.-Issuer Corp., 5.25% Sr. Unsec. Nts., 12/1/21[1]		4,975,000	5,118,031

Techem GmbH, 6.125% Sr. Sec. Nts., 10/1/19[1]	EUR	3,210,000	3,666,634

			19,987,136

Thrifts & Mortgage Finance—0.6%

Aareal Bank AG, 7.625% Jr. Sub. Perpetual Bonds[3,15]	EUR	800,000	873,560

Housing Development Finance Corp. Ltd.:
8.70% Sr. Sec. Nts., 4/26/18	INR	190,000,000	2,881,383
8.95% Sec. Nts., 10/19/20	INR	94,000,000	1,465,109

Jefferies Finance LLC/JFIN Co.-Issuer Corp.:
6.875% Sr. Unsec. Nts., 4/15/22[1]		2,335,000	1,973,075
7.375% Sr. Unsec. Nts., 4/1/20[1]		3,755,000	3,351,337

Quicken Loans, Inc., 5.75% Sr. Unsec. Nts., 5/1/25[1]		6,435,000	6,153,469

Radian Group, Inc., 5.25% Sr. Unsec. Nts., 6/15/20		10,265,000	9,953,971

Walter Investment Management Corp., 7.875% Sr. Unsec. Nts., 12/15/21		6,115,000	4,861,425

			31,513,329

Health Care—3.7%

Biotechnology—0.1%

AbbVie, Inc.:
3.60% Sr. Unsec. Nts., 5/14/25		940,000	929,666
4.70% Sr. Unsec. Nts., 5/14/45		376,000	369,150

Biogen, Inc., 5.20% Sr. Unsec. Nts., 9/15/45		490,000	491,976

Celgene Corp.:
3.875% Sr. Unsec. Nts., 8/15/25		925,000	923,897

30 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Biotechnology (Continued)

Celgene Corp.: (Continued)
5.00% Sr. Unsec. Nts., 8/15/45		$ 250,000	$ 251,918

Gilead Sciences, Inc., 4.75% Sr. Unsec. Nts., 3/1/46		788,000	798,862

Universal Hospital Services, Inc., 7.625% Sec. Nts., 8/15/20		2,035,000	1,920,531

			5,686,000

Health Care Equipment & Supplies—0.3%

Becton Dickinson & Co., 3.875% Sr. Unsec. Nts., 5/15/24		805,000	817,474

DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp., 8.125% Sec. Nts., 6/15/21[1]		4,200,000	3,738,000

Hill-Rom Holdings, Inc., 5.75% Sr. Unsec. Nts., 9/1/23[1]		2,080,000	2,132,000

Hologic, Inc., 5.25% Sr. Unsec. Nts., 7/15/22[1]		6,870,000	7,033,162

Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.375% Sr. Unsec. Nts., 8/1/23[1]		2,805,000	2,741,888

Zimmer Biomet Holdings, Inc., 3.55% Sr. Unsec. Nts., 4/1/25		580,000	565,004

			17,027,528

Health Care Providers & Services—2.3%

Acadia Healthcare Co., Inc., 5.625% Sr. Unsec. Nts., 2/15/23		2,810,000	2,669,500

Amsurg Corp.:
5.625% Sr. Unsec. Nts., 11/30/20		1,125,000	1,147,500
5.625% Sr. Unsec. Nts., 7/15/22		2,840,000	2,822,250

Cardinal Health, Inc., 3.50% Sr. Unsec. Nts., 11/15/24		898,000	901,197

Care UK Health & Social Care plc, 5.579% Sr. Sec. Nts., 7/15/19[3]	GBP	975,000	1,318,764

Centene Corp., 4.75% Sr. Unsec. Nts., 5/15/22		8,435,000	8,203,037

CHS/Community Health Systems, Inc.:
6.875% Sr. Unsec. Nts., 2/1/22		12,910,000	12,312,912
7.125% Sr. Unsec. Nts., 7/15/20		1,340,000	1,341,675

DaVita HealthCare Partners, Inc.:
5.00% Sr. Unsec. Nts., 5/1/25		3,505,000	3,391,087
5.125% Sr. Unsec. Nts., 7/15/24		10,355,000	10,374,416

Envision Healthcare Corp., 5.125% Sr. Unsec. Nts., 7/1/22[1]		5,540,000	5,456,900

FGI Operating Co. LLC/FGI Finance, Inc., 7.875% Sec. Nts., 5/1/20		4,580,000	3,320,500

Fresenius Medical Care US Finance II, Inc.:
4.75% Sr. Unsec. Nts., 10/15/24[1]		3,930,000	3,851,400
5.875% Sr. Unsec. Nts., 1/31/22[1]		3,071,000	3,301,325

HCA, Inc.:
5.375% Sr. Unsec. Nts., 2/1/25		2,110,000	2,086,262
5.875% Sr. Unsec. Nts., 5/1/23		4,520,000	4,655,600
7.50% Sr. Unsec. Nts., 2/15/22		8,510,000	9,467,375

HealthSouth Corp.:
5.75% Sr. Unsec. Nts., 11/1/24		5,905,000	5,661,419
5.75% Sr. Unsec. Nts., 11/1/24[1]		3,320,000	3,183,050

Kindred Healthcare, Inc., 6.375% Sr. Unsec. Nts., 4/15/22		4,220,000	3,518,425

Laboratory Corp. of America Holdings, 3.60% Sr. Unsec. Nts., 2/1/25		2,730,000	2,639,550

LifePoint Health, Inc., 5.50% Sr. Unsec. Nts., 12/1/21		5,015,000	5,115,300

McKesson Corp., 4.883% Sr. Unsec. Nts., 3/15/44		783,000	785,964

Medco Health Solutions, Inc., 7.125% Sr. Unsec. Nts., 3/15/18		800,000	884,865

31 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Health Care Providers & Services (Continued)

OCP SA, 4.50% Sr. Unsec. Nts., 10/22/25[1]		$ 2,225,000	$ 2,080,517

Select Medical Corp., 6.375% Sr. Unsec. Nts., 6/1/21		5,825,000	5,126,000

Tenet Healthcare Corp.:
6.75% Sr. Unsec. Nts., 6/15/23		7,165,000	6,658,972
8.125% Sr. Unsec. Nts., 4/1/22		4,355,000	4,365,888

Universal Health Services, Inc., 4.75% Sr. Sec. Nts., 8/1/22[1]		3,000,000	3,037,500

			119,679,150

Life Sciences Tools & Services—0.1%

Quintiles Transnational Corp., 4.875% Sr. Unsec. Nts., 5/15/23[1]		4,905,000	4,954,050

Thermo Fisher Scientific, Inc.:
2.15% Sr. Unsec. Nts., 12/14/18		744,000	744,123
4.15% Sr. Unsec. Nts., 2/1/24		700,000	728,693
5.30% Sr. Unsec. Nts., 2/1/44		166,000	177,877

			6,604,743

Pharmaceuticals—0.9%

Actavis Funding SCS:
1.85% Sr. Unsec. Nts., 3/1/17		1,935,000	1,939,083
3.80% Sr. Unsec. Nts., 3/15/25		1,267,000	1,263,072
4.75% Sr. Unsec. Nts., 3/15/45		622,000	608,723

Almirall SA, 4.625% Sr. Unsec. Nts., 4/1/21	EUR	6,295,000	7,137,091

Concordia Healthcare Corp., 7% Sr. Unsec. Nts., 4/15/23[1]		4,905,000	4,279,612

Endo Finance LLC/Endo Finco, Inc., 5.875% Sr. Unsec. Nts., 1/15/23[1]		7,500,000	7,387,500

Endo Finance LLC/Endo Ltd./Endo Finco, Inc.:
6.00% Sr. Unsec. Nts., 7/15/23[1]		3,430,000	3,430,000
6.00% Sr. Unsec. Nts., 2/1/25[1]		660,000	653,400

Mallinckrodt International Finance SA/Mallinckrodt CB LLC:
4.875% Sr. Unsec. Nts., 4/15/20[1]		1,170,000	1,131,975
5.50% Sr. Unsec. Nts., 4/15/25[1]		3,505,000	3,242,125
5.75% Sr. Unsec. Nts., 8/1/22[1]		2,810,000	2,711,650

Valeant Pharmaceuticals International, Inc.:
5.375% Sr. Unsec. Nts., 3/15/20[1]		2,805,000	2,650,725
5.50% Sr. Unsec. Nts., 3/1/23[1]		7,025,000	6,217,125
5.875% Sr. Unsec. Nts., 5/15/23[1]		1,645,000	1,476,388
7.25% Sr. Unsec. Nts., 7/15/22[1]		4,505,000	4,426,163

			48,554,632

Industrials—6.6%

Aerospace & Defense—1.1%

Aerojet Rocketdyne Holdings, Inc., 7.125% Sec. Nts., 3/15/21		12,010,000	12,550,450

BAE Systems Holdings, Inc., 3.85% Sr. Unsec. Nts., 12/15/25[1]		1,391,000	1,380,708

CBC Ammo LLC/CBC FinCo, Inc., 7.25% Sr. Unsec. Nts., 11/15/21[1]		9,680,000	8,039,240

DigitalGlobe, Inc., 5.25% Sr. Unsec. Nts., 2/1/21[1]		2,775,000	2,344,875

Erickson, Inc., 8.25% Sec. Nts., 5/1/20		9,804,000	6,053,970

KLX, Inc., 5.875% Sr. Unsec. Nts., 12/1/22[1]		3,635,000	3,471,425

32 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Aerospace & Defense (Continued)

Kratos Defense & Security Solutions, Inc., 7% Sr. Sec. Nts., 5/15/19	$5,044,000	$ 3,461,445

L-3 Communications Corp.:
1.50% Sr. Unsec. Nts., 5/28/17	519,000	512,737
3.95% Sr. Unsec. Nts., 11/15/16	656,000	666,024

LMI Aerospace, Inc., 7.375% Sec. Nts., 7/15/19	4,705,000	4,681,475

Lockheed Martin Corp.:
3.55% Sr. Unsec. Nts., 1/15/26	1,008,000	1,015,257
4.70% Sr. Unsec. Nts., 5/15/46	3,754,000	3,878,588

Northrop Grumman Corp., 4.75% Sr. Unsec. Nts., 6/1/43	975,000	1,007,320

Spirit AeroSystems, Inc., 5.25% Sr. Unsec. Nts., 3/15/22	4,510,000	4,625,546

Textron, Inc., 4.30% Sr. Unsec. Nts., 3/1/24	894,000	912,448

Triumph Group, Inc., 5.25% Sr. Unsec. Nts., 6/1/22	5,980,000	4,843,800

		59,445,308

Air Freight & Couriers—0.6%

CEVA Group plc, 7% Sr. Sec. Nts., 3/1/21[1]	11,255,000	9,397,925

FedEx Corp., 4.75% Sr. Unsec. Nts., 11/15/45	5,713,000	5,678,802

Pelabuhan Indonesia II PT, 4.25% Sr. Unsec. Nts., 5/5/25[1]	790,000	703,771

SPL Logistics Escrow LLC/SPL Logistics Finance Corp., 8.875% Sr. Sec. Nts., 8/1/20[1]	9,365,000	9,177,700

XPO Logistics, Inc., 7.875% Sr. Unsec. Nts., 9/1/19[1]	5,625,000	5,740,425

		30,698,623

Airlines—0.3%

Air Canada, 6.75% Sr. Sec. Nts., 10/1/19[1]	10,715,000	11,150,297

Air Medical Merger Sub Corp., 6.375% Sr. Unsec. Nts., 5/15/23[1]	3,505,000	3,136,975

		14,287,272

Building Products—0.4%

Building Materials Corp. of America, 5.375% Sr. Unsec. Nts., 11/15/24[1]	5,665,000	5,679,162

Nortek, Inc., 8.50% Sr. Unsec. Nts., 4/15/21	11,515,000	12,005,539

Owens Corning, 4.20% Sr. Unsec. Nts., 12/15/22	1,598,000	1,602,331

		19,287,032

Commercial Services & Supplies—0.9%

ADT Corp. (The), 5.25% Sr. Unsec. Nts., 3/15/20	3,410,000	3,597,550

Affinion Group, Inc., 7.875% Sr. Unsec. Nts., 12/15/18	9,880,000	6,422,000

Cenveo Corp.:
6.00% Sr. Sec. Nts., 8/1/19[1]	5,230,000	3,713,300
8.50% Sec. Nts., 9/15/22[1]	1,460,000	795,700

Monitronics International, Inc., 9.125% Sr. Unsec. Nts., 4/1/20	9,645,000	7,691,887

Pitney Bowes, Inc., 4.625% Sr. Unsec. Nts., 3/15/24	2,221,000	2,180,469

Quad/Graphics, Inc., 7% Sr. Unsec. Nts., 5/1/22	7,165,000	4,531,862

R.R. Donnelley & Sons Co., 7.875% Sr. Unsec. Nts., 3/15/21	6,575,000	6,823,206

Tyco International Finance SA, 5.125% Sr. Unsec. Nts., 9/14/45	5,212,000	5,428,314

West Corp., 5.375% Sr. Unsec. Nts., 7/15/22[1]	9,930,000	8,601,863

		49,786,151

33 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Construction & Engineering—0.0%

China Overseas Finance Cayman V Ltd., 3.95% Sr. Unsec. Nts., 11/15/22		$ 945,000	$ 939,750

Coventry Building Society, 6.375% Jr. Sub. Perpetual Bonds[3,15]	GBP	650,000	928,484

			1,868,234

Electrical Equipment—0.4%

EnerSys, 5% Sr. Unsec. Nts., 4/30/23[1]		6,305,000	6,305,000

General Cable Corp., 5.75% Sr. Unsec. Nts., 10/1/22		7,945,000	6,157,375

Sensata Technologies BV:
4.875% Sr. Unsec. Nts., 10/15/23[1]		993,000	969,417
5.625% Sr. Unsec. Nts., 11/1/24[1]		7,265,000	7,455,706

			20,887,498

Industrial Conglomerates—0.1%

CITIC Ltd.:
6.80% Sr. Unsec. Nts., 1/17/23		1,435,000	1,658,488
7.875% Sub. Perpetual Bonds[3,15]		1,035,000	1,051,675

Roper Technologies, Inc., 3.85% Sr. Unsec. Nts., 12/15/25		918,000	915,850

			3,626,013

Machinery—1.1%

Amsted Industries, Inc., 5% Sr. Unsec. Nts., 3/15/22[1]		7,360,000	7,396,800

Cleaver-Brooks, Inc., 8.75% Sr. Sec. Nts., 12/15/19[1]		8,635,000	8,375,950

Crane Co., 4.45% Sr. Unsec. Nts., 12/15/23		425,000	438,469

EnPro Industries, Inc., 5.875% Sr. Unsec. Nts., 9/15/22		5,690,000	5,661,550

Ingersoll-Rand Global Holding Co. Ltd., 4.25% Sr. Unsec. Nts., 6/15/23		2,299,000	2,371,841

KION Finance SA, 6.75% Sr. Sec. Nts., 2/15/20[1]	EUR	4,990,000	5,659,385

Meritor, Inc., 6.25% Sr. Unsec. Nts., 2/15/24		10,795,000	9,283,700

Navistar International Corp., 8.25% Sr. Unsec. Nts., 11/1/21		6,985,000	4,819,650

SKF AB, 2.375% Sr. Unsec. Nts., 10/29/20	EUR	805,000	923,486

Stanley Black & Decker, Inc., 2.451% Sub. Nts., 11/17/18		1,770,000	1,778,160

Terex Corp., 6% Sr. Unsec. Nts., 5/15/21		5,730,000	5,300,250

Xerium Technologies, Inc., 8.875% Sr. Unsec. Nts., 6/15/18		4,990,000	4,900,180

Xylem, Inc., 3.55% Sr. Unsec. Nts., 9/20/16		1,691,000	1,714,412

			58,623,833

Marine—0.0%

AP Moeller-Maersk AS, 3.875% Unsec. Nts., 9/28/25[1]		193,000	186,521

Navios Maritime Holdings, Inc./Navios Maritime Finance II US, Inc., 7.375% Sr. Nts., 1/15/22[1]		4,220,000	2,125,825

			2,312,346

Professional Services—0.3%

FTI Consulting, Inc., 6% Sr. Unsec. Nts., 11/15/22		8,420,000	8,851,525

Nielsen Finance LLC/Nielsen Finance Co., 5% Sr. Unsec. Nts., 4/15/22[1]		7,445,000	7,379,856

			16,231,381

Road & Rail—0.3%

Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.25% Sr. Unsec. Nts., 3/15/25[1]		6,300,000	5,992,875

34 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Road & Rail (Continued)

Canadian Pacific Railway Co., 4.80% Sr. Unsec. Nts., 9/15/35	$ 341,000	$ 337,786

ERAC USA Finance LLC, 4.50% Sr. Unsec. Nts., 2/15/45[1]	562,000	524,321

Kansas City Southern, 3% Sr. Unsec. Nts., 5/15/23[1]	574,000	544,162

Norfolk Southern Corp., 4.65% Sr. Unsec. Nts., 1/15/46	597,000	572,700

Penske Truck Leasing Co. LP/PTL Finance Corp.:
2.50% Sr. Unsec. Nts., 3/15/16[1]	785,000	786,401
3.75% Sr. Unsec. Nts., 5/11/17[1]	1,073,000	1,094,999
4.25% Sr. Unsec. Nts., 1/17/23[1]	901,000	908,306

Transnet SOC Ltd., 4% Sr. Unsec. Nts., 7/26/22[1]	5,175,000	4,592,502

		15,354,052

Trading Companies & Distributors—1.0%

Air Lease Corp., 3.875% Sr. Unsec. Nts., 4/1/21	1,842,000	1,855,815

American Builders & Contractors Supply Co., Inc., 5.75% Sr. Unsec. Nts., 12/15/23[1]	1,030,000	1,040,300

Building Materials Corp. of America, 6% Sr. Unsec. Nts., 10/15/25[1]	5,205,000	5,335,125

Fly Leasing Ltd.:
6.375% Sr. Unsec. Nts., 10/15/21	5,555,000	5,548,056
6.75% Sr. Unsec. Nts., 12/15/20	9,130,000	9,391,118

HD Supply, Inc.:
5.25% Sr. Sec. Nts., 12/15/21[1]	12,890,000	13,196,137
7.50% Sr. Unsec. Nts., 7/15/20	2,075,000	2,168,375

Jurassic Holdings III, Inc., 6.875% Sec. Nts., 2/15/21[1]	11,305,000	6,839,525

United Rentals North America, Inc., 4.625% Sr. Sec. Nts., 7/15/23	6,310,000	6,317,888

		51,692,339

Transportation Infrastructure—0.1%

DP World Ltd., 6.85% Sr. Unsec. Nts., 7/2/37[1]	5,405,000	5,337,438

Sydney Airport Finance Co. Pty Ltd., 3.375% Sr. Sec. Nts., 4/30/25[1]	2,705,000	2,542,205

		7,879,643

Information Technology—2.4%

Communications Equipment—0.6%

Alcatel-Lucent USA, Inc., 6.75% Sr. Unsec. Nts., 11/15/20[1]	5,303,000	5,607,922

Avaya, Inc., 7% Sr. Sec. Nts., 4/1/19[1]	6,825,000	5,118,750

Blue Coat Holdings, Inc., 8.375% Sr. Unsec. Nts., 6/1/23[1]	4,105,000	4,146,050

CommScope Technologies Finance LLC, 6% Sr. Unsec. Nts., 6/15/25[1]	2,740,000	2,644,100

Infor US, Inc.:
5.75% Sr. Sec. Nts., 8/15/20[1]	1,040,000	1,050,400
6.50% Sr. Unsec. Nts., 5/15/22[1]	4,165,000	3,529,837

Plantronics, Inc., 5.50% Sr. Unsec. Nts., 5/31/23[1]	2,055,000	2,049,863

Riverbed Technology, Inc., 8.875% Sr. Unsec. Nts., 3/1/23[1]	2,730,000	2,535,488

ViaSat, Inc., 6.875% Sr. Unsec. Nts., 6/15/20	2,997,000	3,113,134

		29,795,544

Electronic Equipment, Instruments, & Components—0.3%

Arrow Electronics, Inc., 3.50% Sr. Unsec. Nts., 4/1/22	1,950,000	1,881,025

35 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Electronic Equipment, Instruments, & Components (Continued)

Avnet, Inc., 4.875% Sr. Unsec. Unsub. Nts., 12/1/22		$509,000	$521,928

Belden, Inc., 5.50% Sr. Sub. Nts., 9/1/22[1]		5,245,000	5,074,537

CDW LLC/CDW Finance Corp., 5% Sr. Unsec. Nts., 9/1/23		2,105,000	2,141,837

Flextronics International Ltd., 4.75% Sr. Unsec. Nts., 6/15/25[1]		1,495,000	1,459,494

Zebra Technologies Corp., 7.25% Sr. Unsec. Nts., 10/15/22		5,870,000	6,148,825

			17,227,646

Internet Software & Services—0.3%

Baidu, Inc., 4.125% Sr. Unsec. Nts., 6/30/25		2,215,000	2,206,171

Cerved Group SpA, 6.375% Sr. Sec. Nts., 1/15/20[1]	EUR	6,920,000	7,789,176

EarthLink Holdings Corp., 7.375% Sr. Sec. Nts., 6/1/20		4,375,000	4,473,437

			14,468,784

IT Services—0.3%

Ceridian HCM Holding, Inc., 11% Sr. Unsec. Nts., 3/15/21[1]		700,000	552,125

Fidelity National Information Services, Inc., 2.85% Sr. Unsec. Nts., 10/15/18		1,895,000	1,902,984

Harland Clarke Holdings Corp., 6.875% Sr. Sec. Nts., 3/1/20[1]		5,700,000	4,759,500

Sabre GLBL, Inc., 5.25% Sr. Sec. Nts., 11/15/23[1]		4,810,000	4,779,938

Total System Services, Inc., 2.375% Sr. Unsec. Nts., 6/1/18		1,548,000	1,532,910

Visa, Inc., 4.30% Sr. Unsec. Nts., 12/14/45		670,000	680,808

Xerox Corp.:
2.95% Sr. Unsec. Nts., 3/15/17		667,000	672,175
6.75% Sr. Unsec. Nts., 2/1/17		332,000	347,996

			15,228,436

Semiconductors & Semiconductor Equipment—0.4%

Freescale Semiconductor, Inc., 6% Sr. Sec. Nts., 1/15/22[1]		13,415,000	14,085,750

Intel Corp., 4.90% Sr. Unsec. Nts., 7/29/45		480,000	508,612

Micron Technology, Inc.:
5.25% Sr. Unsec. Nts., 8/1/23[1]		6,235,000	5,627,087
5.875% Sr. Unsec. Nts., 2/15/22		4,160,000	4,061,200

			24,282,649

Software—0.2%

Activision Blizzard, Inc., 5.625% Sr. Unsec. Nts., 9/15/21[1]		2,385,000	2,504,250

Autodesk, Inc.:
1.95% Sr. Unsec. Nts., 12/15/17		1,393,000	1,389,086
4.375% Sr. Unsec. Nts., 6/15/25		560,000	551,406

BMC Software Finance, Inc., 8.125% Sr. Unsec. Nts., 7/15/21[1]		2,326,000	1,555,512

Informatica LLC, 7.125% Sr. Unsec. Nts., 7/15/23[1]		1,775,000	1,615,250

Open Text Corp., 5.625% Sr. Unsec. Nts., 1/15/23[1]		1,211,000	1,201,917

Oracle Corp., 3.40% Sr. Unsec. Nts., 7/8/24		1,310,000	1,332,383

TIBCO Software, Inc., 11.375% Sr. Unsec. Nts., 12/1/21[1]		2,195,000	1,843,800

			11,993,604

Technology Hardware, Storage & Peripherals—0.3%

Apple, Inc., 4.375% Sr. Unsec. Nts., 5/13/45		1,362,000	1,377,613

Denali Borrower LLC/Denali Finance Corp., 5.625% Sr. Sec. Nts., 10/15/20[1]		8,360,000	8,778,000

36 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Technology Hardware, Storage & Peripherals (Continued)

Hewlett Packard Enterprise Co.:
2.45% Sr. Unsec. Nts., 10/5/17[1,7]		$1,871,000	$1,870,300
6.35% Sr. Unsec. Nts., 10/15/45[1]		6,574,000	6,260,841

			18,286,754

Materials—4.5%

Chemicals—1.3%

ADS Waste Holdings, Inc., 8.25% Sr. Unsec. Nts., 10/1/20		3,460,000	3,503,250

Agrium, Inc.:
3.375% Sr. Unsec. Nts., 3/15/25		774,000	707,938
4.125% Sr. Unsec. Nts., 3/15/35		388,000	331,072

Arkema SA, 4.75% Jr. Sub. Perpetual Bonds[3,15]	EUR	7,800,000	8,390,349

Blue Cube Spinco, Inc., 9.75% Sr. Unsec. Nts., 10/15/23[1]		3,470,000	3,760,612

Braskem Finance Ltd.:
5.375% Sr. Unsec. Nts., 5/2/22[1]		1,090,000	910,150
6.45% Sr. Unsec. Nts., 2/3/24		715,000	618,475

Chemours Co. (The):
6.625% Sr. Unsec. Nts., 5/15/23[1]		3,500,000	2,467,500
7.00% Sr. Unsec. Nts., 5/15/25[1]		1,990,000	1,363,150

Eastman Chemical Co., 4.65% Sr. Unsec. Nts., 10/15/44		563,000	501,319

Hexion, Inc., 6.625% Sr. Sec. Nts., 4/15/20		6,410,000	5,047,875

Huntsman International LLC, 5.125% Sr. Unsec. Nts., 11/15/22[1]		6,755,000	6,113,275

INEOS Group Holdings SA:
5.875% Sec. Nts., 2/15/19[1]		3,110,000	3,028,363
6.125% Sr. Unsec. Nts., 8/15/18[1]		4,605,000	4,576,219

LYB International Finance BV, 5.25% Sr. Unsec. Nts., 7/15/43		535,000	515,145

Methanex Corp., 4.25% Sr. Unsec. Nts., 12/1/24		1,075,000	955,501

Mexichem SAB de CV, 5.875% Sr. Unsec. Nts., 9/17/44[1]		5,690,000	4,793,825

Momentive Performance Materials, Inc., 3.88% Sr. Sec. Nts., 10/24/21		3,755,000	2,609,725

ONGC Videsh Ltd.:
2.75% Sr. Unsec. Nts., 7/15/21	EUR	2,450,000	2,709,425
4.625% Sr. Unsec. Nts., 7/15/24		5,705,000	5,815,694

Platform Specialty Products Corp., 6.50% Sr. Unsec. Nts., 2/1/22[1]		2,915,000	2,536,050

Techniplas LLC, 10% Sr. Sec. Nts., 5/1/20[1]		6,995,000	5,036,400

Tronox Finance LLC, 6.375% Sr. Unsec. Nts., 8/15/20		6,020,000	3,652,936

Valspar Corp. (The), 3.95% Sr. Unsec. Nts., 1/15/26		1,287,000	1,281,956

			71,226,204

Construction Materials—0.4%

Cemex SAB de CV:
4.375% Sr. Sec. Nts., 3/5/23[1]	EUR	225,000	222,573
4.75% Sr. Sec. Nts., 1/11/22[1]	EUR	755,000	767,185
5.70% Sr. Sec. Nts., 1/11/25[1]		375,000	314,531

CRH America, Inc.:
5.125% Sr. Unsec. Nts., 5/18/45[1]		1,262,000	1,267,470
6.00% Sr. Unsec. Nts., 9/30/16		906,000	933,076

Globo Comunicacao e Participacoes SA, 4.843% Sr. Unsec. Nts., 6/8/25[1,3]		2,290,000	2,072,450

37 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Construction Materials (Continued)

HeidelbergCement Finance Luxembourg SA:
3.25% Sr. Unsec. Nts., 10/21/21	EUR	1,890,000	$ 2,186,010
7.50% Sr. Unsec. Nts., 4/3/20	EUR	1,720,000	2,293,502
8.00% Sr. Unsec. Nts., 1/31/17	EUR	1,980,000	2,317,690

James Hardie International Finance Ltd., 5.875% Sr. Unsec. Nts., 2/15/23[1]		1,747,000	1,790,675

Lafarge SA, 4.75% Sr. Unsec. Nts., 9/30/20	EUR	2,790,000	3,528,297

Union Andina de Cementos SAA, 5.875% Sr. Unsec. Nts., 10/30/21[1]		1,215,000	1,175,512

			18,868,971

Containers & Packaging—1.2%

Ball Corp., 5% Sr. Unsec. Nts., 3/15/22		3,675,000	3,766,875

Berry Plastics Corp., 5.125% Sec. Nts., 7/15/23		6,160,000	6,006,000

Coveris Holdings SA, 7.875% Sr. Unsec. Nts., 11/1/19[1]		5,265,000	4,620,037

Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50% Sr. Unsec. Nts., 1/15/23		6,360,000	6,248,700

Klabin Finance SA, 5.25% Sr. Unsec. Nts., 7/16/24[1]		3,365,000	3,003,262

Owens-Brockway Glass Container, Inc., 5% Sr. Unsec. Nts., 1/15/22[1]		3,715,000	3,645,344

Packaging Corp. of America, 4.50% Sr. Unsec. Nts., 11/1/23		1,980,000	2,083,378

Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA, 5.75% Sr. Sec. Nts., 10/15/20		12,555,000	12,802,208

Sealed Air Corp.:
4.875% Sr. Unsec. Nts., 12/1/22[1]		3,550,000	3,572,188
5.125% Sr. Unsec. Nts., 12/1/24[1]		3,550,000	3,567,750
6.50% Sr. Unsec. Nts., 12/1/20[1]		3,260,000	3,610,450

Smurfit Kappa Acquisitions, 4.875% Sr. Sec. Nts., 9/15/18[1]		9,615,000	9,951,525

			62,877,717

Metals & Mining—1.4%

ABJA Investment Co. Pte Ltd.:
4.95% Sr. Unsec. Nts., 5/3/23	SGD	500,000	309,849
5.95% Sr. Unsec. Nts., 7/31/24		895,000	750,313

Alcoa, Inc., 5.125% Sr. Unsec. Nts., 10/1/24		6,005,000	5,494,575

Aleris International, Inc.:
7.625% Sr. Unsec. Nts., 2/15/18		7,695,000	6,579,225
7.875% Sr. Unsec. Nts., 11/1/20		7,960,000	6,105,320

ArcelorMittal:
2.875% Sr. Unsec. Nts., 7/6/20	EUR	5,985,000	5,282,359
5.50% Sr. Unsec. Nts., 2/25/17		10,335,000	10,034,251

Constellium NV, 5.75% Sr. Unsec. Nts., 5/15/24[1]		7,260,000	4,973,100

First Quantum Minerals Ltd., 7.25% Sr. Unsec. Nts., 5/15/22[1]		6,185,000	3,896,550

Glencore Finance Canada Ltd.:
3.60% Sr. Unsec. Nts., 1/15/17[1]		1,564,000	1,511,195
4.95% Sr. Unsec. Nts., 11/15/21[1]		4,835,000	3,896,884

Glencore Funding LLC:
4.125% Sr. Unsec. Nts., 5/30/23[1]		8,455,000	6,244,990
4.625% Sr. Unsec. Nts., 4/29/24[1]		338,000	247,140

Goldcorp, Inc., 5.45% Sr. Unsec. Nts., 6/9/44		518,000	417,478

38 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Metals & Mining (Continued)

JMC Steel Group, Inc., 8.25% Sr. Nts., 3/15/18[1]		$ 3,550,000	$ 2,369,625

Metalloinvest Finance Ltd., 5.625% Unsec. Nts., 4/17/20[1]		780,000	752,053

Southern Copper Corp., 5.875% Sr. Unsec. Nts., 4/23/45		6,815,000	5,246,173

Steel Dynamics, Inc., 5.125% Sr. Unsec. Nts., 10/1/21		3,780,000	3,515,400

Teck Resources Ltd., 3.15% Sr. Unsec. Nts., 1/15/17		7,055,000	6,384,775

Thompson Creek Metals Co., Inc., 7.375% Sr. Unsec. Nts., 6/1/18		3,300,000	660,000

Wise Metals Group LLC/Wise Alloys Finance Corp., 8.75% Sr. Sec. Nts., 12/15/18[1]		4,055,000	3,091,937

			77,763,192

Paper & Forest Products—0.2%

International Paper Co.:
4.80% Sr. Unsec. Nts., 6/15/44		1,136,000	1,036,488
5.15% Sr. Unsec. Nts., 5/15/46		5,878,000	5,612,949

Inversiones CMPC SA, 6.125% Sr. Unsec. Nts., 11/5/19[1]		620,000	663,840

Metsa Board OYJ, 4% Sr. Unsec. Nts., 3/13/19	EUR	900,000	1,058,519

PaperWorks Industries, Inc., 9.50% Sr. Sec. Nts., 8/15/19[1]		1,245,000	1,145,400

			9,517,196

Telecommunication Services—3.5%

Diversified Telecommunication Services—2.4%

AT&T, Inc., 4.35% Sr. Unsec. Nts., 6/15/45		2,772,000	2,391,499

British Telecommunications plc, 9.625% Sr. Unsec. Nts., 12/15/30		1,271,000	1,860,786

CenturyLink, Inc., Series S, 6.45% Sr. Unsec. Nts., 6/15/21		5,810,000	5,693,800

Cequel Communications Holdings I LLC/Cequel Capital Corp.,
6.375% Sr. Unsec. Nts., 9/15/20[1]		16,700,000	16,386,875

Colombia Telecomunicaciones SA ESP:
5.375% Sr. Unsec. Nts., 9/27/22[1]		1,155,000	1,045,275
8.50% Sub. Perpetual Bonds[1,3,15]		155,000	133,687

Deutsche Telekom International Finance BV, 5.75% Sr. Unsec. Nts., 3/23/16		1,800,000	1,816,720

DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.15% Sr. Unsec. Nts., 3/15/42		6,315,000	5,903,957

FairPoint Communications, Inc., 8.75% Sr. Sec. Nts., 8/15/19[1]		6,385,000	6,313,169

Frontier Communications Corp.:
7.125% Sr. Unsec. Nts., 1/15/23		6,580,000	5,708,150
10.50% Sr. Unsec. Nts., 9/15/22[1]		4,855,000	4,836,794

Intelsat Luxembourg SA, 7.75% Sr. Unsec. Nts., 6/1/21		4,175,000	1,962,250

Koninklijke KPN NV, 8.375% Sr. Unsec. Nts., 10/1/30		8,177,000	10,739,901

Level 3 Financing, Inc., 5.625% Sr. Unsec. Nts., 2/1/23		5,830,000	5,968,462

Orange SA, 2.75% Sr. Unsec. Nts., 9/14/16		501,000	506,702

Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38		20,065,000	21,018,087

Telefonica Emisiones SAU:
3.192% Sr. Unsec. Nts., 4/27/18		1,787,000	1,822,883
7.045% Sr. Unsec. Unsub. Nts., 6/20/36		680,000	819,749

T-Mobile USA, Inc., 6.25% Sr. Unsec. Nts., 4/1/21		8,025,000	8,305,875

39 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Diversified Telecommunication Services (Continued)

Verizon Communications, Inc.:
3.50% Sr. Unsec. Nts., 11/1/24		$ 750,000	$ 742,534
4.50% Sr. Unsec. Nts., 9/15/20		3,283,000	3,531,510
4.522% Sr. Unsec. Nts., 9/15/48		10,247,000	9,199,931
5.012% Sr. Unsec. Nts., 8/21/54		435,000	399,814

Windstream Services LLC:
6.375% Sr. Unsec. Nts., 8/1/23		3,485,000	2,522,269
7.75% Sr. Unsec. Nts., 10/1/21		6,545,000	5,182,822

Zayo Group LLC/Zayo Capital, Inc., 6% Sr. Unsec. Nts., 4/1/23		6,320,000	6,004,000

			130,817,501

Wireless Telecommunication Services—1.1%

Bharti Airtel International Netherlands BV:
5.125% Sr. Unsec. Nts., 3/11/23[1]		2,340,000	2,427,729
5.35% Sr. Unsec. Nts., 5/20/24[1]		1,165,000	1,227,122

Digicel Group Ltd., 7.125% Sr. Unsec. Nts., 4/1/22[1]		1,105,000	834,275

Digicel Ltd., 6.75% Sr. Unsec. Nts., 3/1/23[1]		7,255,000	6,094,200

Empresa Nacional de Telecomunicaciones SA, 4.75% Sr. Unsec. Nts., 8/1/26[1]		2,290,000	2,151,144

Millicom International Cellular SA, 6% Sr. Unsec. Nts., 3/15/25[1]		1,745,000	1,491,975

Mobile Telesystems OJSC via MTS International Funding Ltd., 5% Sr. Unsec. Nts., 5/30/23[1]		2,265,000	2,100,787

Rogers Communications, Inc., 3.625% Sr. Unsec. Nts., 12/15/25		366,000	360,782

Sprint Corp., 7.875% Sr. Unsec. Nts., 9/15/23		12,560,000	9,463,960

Telefonica Europe BV, 6.75% Jr. Sub. Perpetual Bonds[3,15]	GBP	12,290,000	18,620,527

Telekom Austria AG, 5.625% Jr. Sub. Perpetual Bonds[3,15]	EUR	5,600,000	6,348,859

Turkcell Iletisim Hizmetleri AS, 5.75% Unsec. Nts., 10/15/25[1]		945,000	915,185

Wind Acquisition Finance SA, 4% Sr. Sec. Nts., 7/15/20[1]	EUR	6,655,000	7,230,773

			59,267,318

Utilities—3.5%

Electric Utilities—1.7%

AEP Texas Central Co., 3.85% Sr. Unsec. Nts., 10/1/25[1]		885,000	896,809

American Transmission Systems, Inc., 5% Sr. Unsec. Nts., 9/1/44[1]		476,000	478,816

EDP Finance BV:
5.25% Sr. Unsec. Nts., 1/14/21[1]		15,551,000	16,112,313
6.00% Sr. Unsec. Nts., 2/2/18[1]		2,325,000	2,448,511

Electricite de France SA:
5.25% Jr. Sub. Perpetual Bonds[1,3,15]		6,925,000	6,535,469
5.625% Jr. Sub. Perpetual Bonds[1,3,15]		3,490,000	3,332,077
6.00% Jr. Sub. Perpetual Bonds[3,15]	GBP	3,065,000	4,345,150

Enel Finance International NV, 6.25% Sr. Unsec. Nts., 9/15/17[1]		1,720,000	1,833,551

Enel SpA, 5% Jr. Sub. Nts., 1/15/75[3]	EUR	12,055,000	13,725,848

Eskom Holdings SOC Ltd., 6.75% Sr. Unsec. Nts., 8/6/23[1]		1,930,000	1,683,925

Israel Electric Corp. Ltd.:
6.875% Sr. Sec. Nts., 6/21/23[1]		2,610,000	2,990,799
7.25% Sr. Sec. Nts., 1/15/19[1]		7,625,000	8,479,473

ITC Holdings Corp., 5.30% Sr. Unsec. Nts., 7/1/43		1,043,000	1,071,838

40 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Electric Utilities (Continued)

MMC Energy. Inc., 8.875% Sr. Unsec. Nts., 10/15/20[8,16]		$ 2,866,812	$ 3

National Power Corp., 5.875% Sr. Unsec. Nts., 12/19/16	PHP	421,000,000	9,140,751

NextEra Energy Capital Holdings, Inc., 1.586% Sr. Unsec. Nts., 6/1/17		1,893,000	1,886,840

Perusahaan Listrik Negara PT, 5.50% Sr. Unsec. Nts., 11/22/21[1]		4,345,000	4,437,331

Power Grid Corp. of India Ltd., 8.70% Sec. Nts., 7/15/18	INR	90,000,000	1,371,800

PPL Capital Funding, Inc., 4.20% Sr. Sec. Nts., 6/15/22		1,607,000	1,675,293

PPL WEM Ltd./Western Power Distribution Ltd., 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[1]		1,865,000	2,037,373

Public Service Co. of New Mexico, 7.95% Sr. Unsec. Nts., 5/15/18		1,570,000	1,758,051

Southern Power Co., 1.85% Sr. Unsec. Nts., 12/1/17		1,798,000	1,798,014

Trans-Allegheny Interstate Line Co., 3.85% Sr. Unsec. Nts., 6/1/25[1]		1,195,000	1,197,542

			89,237,577

Gas Utilities—0.2%

AmeriGas Finance LLC/AmeriGas Finance Corp., 6.75% Sr. Unsec. Nts., 5/20/20		2,985,000	2,917,838

ENN Energy Holdings Ltd., 6% Sr. Unsec. Nts., 5/13/21[1]		1,875,000	2,044,929

Ferrellgas LP/Ferrellgas Finance Corp., 6.50% Sr. Unsec. Nts., 5/1/21		3,896,000	3,331,080

Gas Natural de Lima y Callao SA, 4.375% Sr. Unsec. Nts., 4/1/23[1]		2,940,000	2,888,550

			11,182,397

Independent Power and Renewable Electricity Producers—0.9%

AES Corp., 7.375% Sr. Unsec. Nts., 7/1/21		3,745,000	3,838,625

AES Gener SA, 5% Sr. Unsec. Nts., 7/14/25[1]		1,435,000	1,376,090

Calpine Corp.:
5.375% Sr. Unsec. Nts., 1/15/23		1,495,000	1,349,238
7.875% Sr. Sec. Nts., 1/15/23[1]		2,282,000	2,441,740

Comision Federal de Electricidad, 4.875% Sr. Unsec. Nts., 1/15/24[1]		7,025,000	6,954,750

Dynegy, Inc.:
5.875% Sr. Unsec. Nts., 6/1/23		1,485,000	1,199,138
7.375% Sr. Unsec. Nts., 11/1/22		4,420,000	3,867,500

Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 11.75% Sec. Nts., 3/1/22[1,8]		4,185,323	4,467,832

GenOn Energy, Inc., 9.50% Sr. Unsec. Nts., 10/15/18		5,355,000	4,352,705

Hero Asia Investment Ltd., 2.875% Sr. Unsec. Nts., 10/3/17		1,035,000	1,037,069

Infinis plc, 7% Sr. Sec. Nts., 2/15/19	GBP	5,400,000	8,199,500

Miran Mid-Atlantic Trust, 10.06% Sec. Pass-Through Certificates, Series C, 12/30/28		4,822,757	4,684,103

NRG Energy, Inc.:
6.25% Sr. Unsec. Nts., 5/1/24		2,225,000	1,880,570
6.625% Sr. Unsec. Nts., 3/15/23		5,210,000	4,545,725

			50,194,585

41 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Multi-Utilities—0.7%

Centrica plc, 3% Jr. Sub. Nts., 4/10/76[3]	EUR	10,140,000	$10,161,986

CMS Energy Corp., 3.875% Sr. Unsec. Nts., 3/1/24		2,220,000	2,258,548

Dominion Gas Holdings LLC, 4.60% Sr. Unsec. Nts., 12/15/44		743,000	692,746

Empresa Electrica Guacolda SA, 4.56% Sr. Unsec. Nts., 4/30/25[1]		970,000	895,760

InterGen NV, 7% Sr. Sec. Nts., 6/30/23[1]		10,570,000	8,429,575

NGG Finance plc, 4.25% Sub. Nts., 6/18/76[3]	EUR	12,325,000	14,026,172

NiSource Finance Corp., 4.80% Sr. Unsec. Nts., 2/15/44		789,000	804,426

Puget Energy, Inc., 3.65% Sec. Nts., 5/15/25		935,000	908,181

TECO Finance, Inc., 6.572% Sr. Unsec. Nts., 11/1/17		1,557,000	1,678,502

			39,855,896

Total Corporate Bonds and Notes (Cost $3,220,789,719)			2,945,595,177

		Shares

Common Stocks—0.1%

Arco Capital Corp. Ltd.[2,16,17]		2,494,716	—

Entegra Etc.[17]		16,217	3,892,080

JP Morgan International, GDR[17]		1,681,847	—

Kaiser Aluminum Corp.		1,399	117,040

Nortek, Inc.[17]		86,282	3,763,621

Premier Holdings Ltd.[17]		1,088,661	—

Revel Entertainment, Inc.[17]		62,473	—

Wallace Theater Holdings, Inc.[2,17]		6,170	62

Total Common Stocks (Cost $16,905,135)			7,772,803

		Units

Rights, Warrants and Certificates—0.0%

MediaNews Group, Inc. Wts., Strike Price $48.72, Exp. 3/19/17[17] (Cost $24,912,707)		88,579	—

		Principal Amount

Structured Securities—0.6%

Credit Suisse First Boston International, Moitk Total Return Linked Nts., 21%, 3/30/11[8]	RUB	196,587,000	—

Credit Suisse First Boston, Inc. (Nassau Branch), Russian Specialized Construction & Installation Administration Total Return Linked Nts., 13%, 5/24/10[8]	RUB	335,100,000	—

Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds:
3.01% Sr. Sec. Nts., 4/30/25[1,9]		3,415,624	2,009,581
3.138% Sr. Sec. Nts., 4/30/25[1,9]		3,358,535	1,975,993
3.191% Sr. Sec. Nts., 4/30/25[1,9]		4,181,649	2,460,272
3.241% Sr. Sec. Nts., 4/30/25[1,9]		4,772,718	2,808,027
3.269% Sr. Sec. Nts., 4/30/25[1,9]		3,812,843	2,243,285
3.346% Sr. Sec. Nts., 4/30/25[1,9]		3,583,909	2,108,592
3.905% Sr. Sec. Nts., 4/30/25[1,9]		4,352,030	2,560,516
4.005% Sr. Sec. Nts., 4/30/25[1,9]		3,757,281	2,210,595
43.009% Sr. Sec. Nts., 12/31/17[2,19]	BRL	21,630,000	11,840,346

LB Peru Trust II Certificates, Series 1998-A, 99.999%, 2/28/16[8,9]		115,443	—

42 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Structured Securities (Continued)

Morgan Stanley, Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 5%, 8/22/34	RUB	121,138,765	$732,607

Total Structured Securities (Cost $56,332,157)			30,949,814

			Exercise	Expiration
Counterparty			Price	Date		Contracts

Over-the-Counter Options Purchased—0.1%

AUD Currency Put[17]	BNP	USD	0.693	3/31/16	AUD	81,000,000	505,035

EUR Currency Put[17]	DEU	USD	1.075	3/17/16	EUR	112,460,000	1,568,705

KRW Currency Put[17]	JPM	KRW	1150.000	1/25/16	KRW	64,820,000,000	1,361,220

MXN Currency Call[17]	JPM	MXN	15.060	4/11/16	MXN	565,200,000	3,391

TRY Currency Put[17]	CITNA-B	TRY	2.973	1/18/16	TRY	167,435,000	291,504

Total Over-the-Counter Options Purchased (Cost $5,794,342)							3,729,855

		Pay/Receive Floating	Floating	Fixed	Expiration	Notional Amount
	Counterparty	Rate	Rate	Rate	Date	(000’s)

Over-the-Counter Interest Rate Swaptions Purchased—0.1%

Interest Rate Swap maturing 1/2/17 Call[17]	BOA	Pay	BZDI	12.545	1/4/16	BRL 94,000	—

Interest Rate Swap maturing 1/2/19 Call[17]	BOA	Pay	BZDI	11.420	1/4/16	BRL 94,000	—

Interest Rate Swap maturing 1/4/21 Call[17]	BOA	Pay	BZDI	11.380	1/4/16	BRL 84,340	—

Interest Rate Swap maturing 2/2/21 Call[17]	GSG	Receive	Three- Month USD BBA LIBOR	1.610	1/29/16	USD 300,731	2,427,130

43 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Pay/Receive Floating	Floating	Fixed	Expiration	Notional Amount
	Counterparty	Rate	Rate	Rate	Date	(000’s)	Value

Over-the-Counter Interest Rate Swaptions Purchased (Continued)

Interest Rate Swap maturing 4/26/18 Call[17]	DEU	Receive	If the “FRO 2” is less than 0.40% at Fixing Date then the Floating Rate will be calculated as MAX[0;(FRO 1-Strike Swap Rate)]	0.800%	4/24/18	EUR 147,400	$738,215

Interest Rate Swap maturing 5/30/33 Put[17]	BAC	Receive	Six-Month GBP BBA LIBOR	3.990	5/30/23	GBP 4,350	229,002

Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $3,453,633)							3,394,347

	Shares

Investment Companies—10.7%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.30%[20,21]	106,108,962	106,108,962

Oppenheimer Master Event-Linked Bond Fund, LLC[20]	8,888,609	133,502,633

Oppenheimer Master Loan Fund, LLC[20]	19,289,604	275,794,103

Oppenheimer Ultra-Short Duration Fund, Cl. Y20	12,525,353	62,626,764

Total Investment Companies (Cost $606,090,833)		578,032,462

Total Investments, at Value (Cost $5,844,385,584)	100.5%	5,401,286,133

Net Other Assets (Liabilities)	(0.5)	(25,921,620)

Net Assets	100.0%	$5,375,364,513

Footnotes to Consolidated Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $1,830,360,099 or 34.05% of the Fund’s net assets at period end.

2. Restricted security. The aggregate value of restricted securities at period end was $19,700,687, which represents

0.37% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)

American Credit Acceptance Receivables Trust, Series 2015-3, Cl. B, 3.56%, 10/12/21	9/30/15	$1,609,838	$1,599,334	$(10,504)
Arco Capital Corp. Ltd.	6/28/13	—	—	—
Brazil Loan Trust 1, 5.477% Sec. Nts., 7/24/23	7/25/13 - 12/4/14	1,678,855	1,415,915	(262,940)

44 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments (Continued)

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)

Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 43.009% Sr. Sec. Nts., 12/31/17	9/19/07	$10,615,074	$11,840,346	$1,225,272
JPMorgan Hipotecaria su Casita, 6.47% Sec. Nts., 8/26/35	3/21/07	1,842,406	104,484	(1,737,922)
LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23	5/8/13 - 4/17/14	3,599,781	3,512,350	(87,431)
NC Finance Trust, Series 1999-I, Cl. D, 8.75%, 1/25/29	8/10/10	4,811,624	1,228,196	(3,583,428)
Premier Cruises Ltd., 11% Sr. Unsec. Nts., 3/15/08	3/6/98	14,317,825	—	(14,317,825)
Wallace Theater Holdings, Inc.	3/28/13	62	62	—

		$38,475,465	$19,700,687	$(18,774,778)

3. Represents the current interest rate for a variable or increasing rate security.

4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $14,202,655 or 0.26% of the Fund’s net assets at period end.

5. Interest rate is less than 0.0005%.

6. The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

7. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Consolidated Notes.

8. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

9. Zero coupon bond reflects effective yield on the date of purchase.

10. All or a portion of the security position has been pledged for collateral in association with forward roll transactions. See Note 4 of the accompanying Consolidated Notes.

11. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $4,529,651. See Note 6 of the accompanying Consolidated Notes.

12. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $17,929,419. See Note 6 of the accompanying Consolidated Notes.

13. Subject to a forbearance agreement. Rate shown is the contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

14. Interest or dividend is paid-in-kind, when applicable.

15. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

16. Security received as the result of issuer reorganization.

17. Non-income producing security.

18. All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

19. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

45 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments (Continued)

20. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares September 30, 2015	Gross Additions	Gross Reductions	Shares December 31, 2015

Oppenheimer Institutional Money Market Fund, Cl. E	341,110,725	663,541,588	898,543,351	106,108,962
Oppenheimer Master Event-Linked Bond Fund, LLC	8,999,990	—	111,381	8,888,609
Oppenheimer Master Loan Fund, LLC	21,762,525	—	2,472,921	19,289,604
Oppenheimer Ultra-Short Duration Fund, Cl. Y	12,496,896	28,457	—	12,525,353

	Value	Income	Realized Loss

Oppenheimer Institutional Money Market Fund, Cl. E	$106,108,962	$100,977	$—
Oppenheimer Master Event-Linked Bond Fund, LLC	133,502,633	1,818,643 [a]	186,010 [a]
Oppenheimer Master Loan Fund, LLC	275,794,103	4,031,002 [b]	693,732 [b]
Oppenheimer Ultra-Short Duration Fund, Cl. Y	62,626,764	141,044	—

Total	$578,032,462	$6,091,666	$879,742

    a. Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.

    b. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

21. Rate shown is the 7-day yield at period end.

 Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

United States	$3,586,673,209	66.4%
United Kingdom	229,401,961	4.3
India	143,958,443	2.7
Mexico	140,814,767	2.6
France	117,860,887	2.2
Netherlands	95,037,446	1.8
Italy	70,767,511	1.3
Ireland	70,439,832	1.3
Canada	67,767,336	1.3
Spain	63,106,278	1.2
Brazil	58,935,579	1.1
Supranational	52,013,757	1.0
Germany	49,881,516	0.9
Luxembourg	47,547,760	0.9
Peru	42,348,214	0.8
Romania	41,303,115	0.8
South Africa	39,344,067	0.7
Hungary	35,657,875	0.7
Switzerland	32,388,320	0.6
Panama	30,535,712	0.6
China	29,461,053	0.5
Colombia	28,921,093	0.5
Indonesia	28,856,179	0.5
Israel	28,523,884	0.5
Portugal	23,222,906	0.4

46 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Geographic Holdings	Value	Percent

Russia	$17,677,347	0.3%
Kazakhstan	17,349,091	0.3
Australia	17,065,169	0.3
Chile	16,309,178	0.3
Denmark	13,572,621	0.3
Croatia	12,556,313	0.2
Uruguay	12,200,825	0.2
Ukraine	11,320,506	0.2
United Arab Emirates	10,092,268	0.2
Jamaica	9,258,725	0.2
Philippines	9,140,751	0.2
Morocco	8,111,479	0.2
Belgium	7,920,023	0.2
Dominican Republic	7,659,963	0.1
Paraguay	7,126,275	0.1
Sri Lanka	6,700,518	0.1
Austria	6,348,859	0.1
Ivory Coast	6,155,079	0.1
Jersey, Channel Islands	5,931,400	0.1
Serbia	5,749,079	0.1
Turkey	5,351,254	0.1
Vietnam	4,132,343	0.1
Greece	3,875,350	0.1
Namibia	3,543,278	0.1
South Korea	3,235,321	0.1
Japan	2,880,460	0.1
Eurozone	2,306,920	0.0
Costa Rica	2,238,125	0.0
Nigeria	1,772,437	0.0
Angola	1,739,112	0.0
Sweden	1,624,541	0.0
Thailand	1,610,235	0.0
Finland	1,058,519	0.0
Bermuda	859,126	0.0
Iraq	792,687	0.0
Malaysia	705,328	0.0
Egypt	546,928	0.0

Total	$5,401,286,133	100.0%

Forward Currency Exchange Contracts as of December 31, 2015
Counterparty	Settlement Month(s)		Currency Purchased (000’s)		Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation

BAC	02/2016	INR	1,853,902	USD	27,646	$151,854	$—
BNP	01/2016	USD	22,058	KRW	25,598,000	288,523	—
BOA	01/2016	BRL	35,750	USD	9,216	—	179,853
BOA	01/2016 - 02/2016	INR	10,815,098	USD	160,587	1,801,862	—
BOA	01/2016	KRW	25,985,000	USD	22,124	—	25,597
BOA	01/2016	RUB	1,853,000	USD	26,232	—	991,845
BOA	01/2016	TRY	64,540	USD	22,141	—	109,077
BOA	01/2016	USD	9,155	BRL	35,750	119,064	—
BOA	03/2016	USD	3,040	COP	9,836,000	—	39,365
BOA	05/2016	USD	206,120	EUR	190,675	—	1,921,708
BOA	05/2016	USD	190,861	GBP	125,500	5,779,468	—

47 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Forward Currency Exchange Contracts (Continued)
Counterparty	Settlement Month(s)		Currency Purchased (000’s)		Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation

BOA	01/2016 - 03/2016	USD	178,192	INR	12,111,000	$—	$3,455,002
BOA	01/2016 - 02/2016	USD	55,884	KRW	65,019,000	597,478	—
BOA	06/2016	USD	9,114	PHP	434,000	—	8,152
CITNA-B	05/2016	USD	26,509	CAD	36,730	—	47,631
CITNA-B	05/2016	USD	28,446	EUR	26,745	—	731,434
CITNA-B	01/2016	USD	27,134	KRW	31,907,000	—	913
CITNA-B	01/2016	USD	27,729	RUB	2,043,890	—	111,067
CITNA-B	03/2016	USD	30,854	ZAR	450,330	2,046,188	—
DEU	01/2016	JPY	3,399,000	USD	27,608	680,705	—
DEU	01/2016	USD	26,896	JPY	3,261,000	—	243,985
DEU	01/2016	USD	22,065	TRY	64,540	32,811	—
GSCO-OT	01/2016	BRL	64,070	USD	16,408	—	213,382
GSCO-OT	01/2016	USD	17,012	BRL	64,070	817,754	—
GSCO-OT	01/2016	USD	2,543	ZAR	38,570	50,021	—
HSBC	01/2016	INR	1,852,000	USD	27,700	294,661	—
HSBC	05/2016	SGD	460	USD	323	356	—
HSBC	05/2016	USD	6,824	EUR	6,280	16,362	43,276
HSBC	01/2016	USD	27,923	INR	1,852,000	—	71,647
HSBC	05/2016	USD	645	SGD	920	—	1,651
JPM	01/2016	CNH	171,900	USD	27,953	—	1,825,195
JPM	05/2016	EUR	33,665	USD	36,597	148,634	18,934
JPM	01/2016	JPY	3,445,000	USD	28,137	534,179	—
JPM	01/2016	KRW	63,940,000	USD	54,530	49,348	201,874
JPM	01/2016	RUB	3,171,700	USD	44,995	—	1,737,967
JPM	01/2016	USD	27,286	CNH	171,900	1,157,417	—
JPM	01/2016 - 06/2016	USD	55,010	EUR	50,480	333,312	306,835
JPM	01/2016	USD	12,530	GBP	8,217	415,691	—
JPM	02/2016 - 05/2016	USD	125,224	INR	8,445,000	452,978	1,259,092
JPM	01/2016 - 04/2016	USD	15,529	RUB	1,098,400	527,825	—
JPM	01/2016	USD	27,526	SGD	38,660	266,480	—
JPM	01/2016	USD	27,104	TWD	897,000	—	96,841
JPM	01/2016	USD	2,411	ZAR	36,970	21,367	—
MSCO	01/2016	EUR	25,175	USD	27,626	—	261,317
MSCO	01/2016	MXN	562,500	USD	33,733	—	1,129,342
MSCO	02/2016	USD	14,284	COP	43,337,000	695,117	—
MSCO	05/2016	USD	8,894	EUR	8,170	38,215	56,655
MSCO	01/2016 - 04/2016	USD	138,965	MXN	2,314,900	5,231,002	—
NOM	05/2016	GBP	4,400	USD	6,694	—	204,872
TDB	01/2016	BRL	105,870	USD	26,503	257,279	—
TDB	01/2016 - 02/2016	USD	76,092	BRL	285,360	4,692,326	268,173
TDB	05/2016	USD	86,830	EUR	80,455	—	943,528
TDB	05/2016	USD	2,561	GBP	1,685	76,173	—
TDB	03/2016	USD	26,172	HUF	7,702,000	—	341,294
TDB	04/2016	USD	55,154	INR	3,735,000	—	360,512
TDB	02/2016	USD	30,162	KRW	34,573,000	768,054	—
TDB	03/2016	USD	5,704	ZAR	92,240	—	196,270

Total Unrealized Appreciation and Depreciation						$28,342,504	$17,404,286

48 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Futures Contracts as of December 31, 2015
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)

Euro-Bundesobligation	EUX	Sell	3/8/16	33	$5,663,445	$ 22,918
United States Treasury Long Bonds	CBT	Sell	3/21/16	1,016	156,210,000	380,315
United States Treasury Nts., 2 yr.	CBT	Sell	3/31/16	554	120,347,844	208,164
United States Treasury Nts., 2 yr.	CBT	Buy	3/31/16	930	202,027,970	(346,621)
United States Treasury Nts., 5 yr.	CBT	Buy	3/31/16	53	6,270,977	(19,903)
United States Treasury Nts., 10 yr.	CBT	Buy	3/21/16	5	629,531	248
United States Treasury Nts., 10 yr.	CBT	Sell	3/21/16	2,232	281,022,750	956,752
United States Ultra Bonds	CBT	Buy	3/21/16	806	127,902,125	426,443

						$ 1,628,316

Over-the-Counter Options Written at December 31, 2015
Description	Counterparty		Exercise Price	Expiration Date	Number of Contracts		Premiums Received	Value

AUD Currency Put	BNP	USD	0.660	3/31/16	AUD	(84,750,000)	$222,045	$ (134,074)

BRL Currency Put	GSG	BRL	25.000	9/12/16	BRL	(75,000,000)	1,149,641	(848,294)

COP Currency Put	CITNA-B	COP	3250.000	3/2/16	COP	(29,280,000,000)	260,725	(292,800)

COP Currency Put	GSG	COP	3230.000	3/1/16	COP	(36,370,000,000)	273,732	(400,070)

EUR Currency Call	DEU	USD	1.133	3/17/16	EUR	(112,460,000)	609,533	(539,808)

EUR Currency Put	DEU	USD	1.040	3/17/16	EUR	(112,460,000)	753,482	(579,282)

EUR Currency Call[1]	GSG	MXN	18.000	7/20/16	EUR	(28,125,000)	1,035,767	(2,184,998)

KRW Currency Call	JPM	KRW	1090.000	1/25/16	KRW	(61,440,000,000)	397,366	—

KRW Currency Put	JPM	KRW	1200.000	1/25/16	KRW	(67,640,000,000)	420,021	(202,920)

TRY Currency Put	CITNA-B	TRY	3.094	1/18/16	TRY	(174,190,000)	382,897	(33,619)

ZAR Currency Put	BOA	ZAR	17.000	9/14/16	ZAR	(320,000,000)	697,337	(866,880)

Total Over-the-Counter Options Written							$6,202,546	$ (6,082,745)

1. Knock-out option becomes ineligible for exercise if at any time spot rates are less than or equal to 16.5 MXN per 1 EUR.

Centrally Cleared Credit Default Swaps at December 31, 2015
Reference Asset		Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value

XOVER 24		Sell	5.000%	12/20/20	EUR	26,250	$(2,653,403)	$ 2,259,819

Over-the-Counter Credit Default Swaps at December 31, 2015
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value

Alpha Bank AE	BAC	Buy	5.000%	3/20/17	EUR	3,500	$(410,800)	$ 565,675

Banco Bilbao Vizcaya Argentaria Sociedad Anonima	UBS	Sell	3.000	12/20/17	EUR	470	(223)	20,981

Banco Bilbao Vizcaya Argentaria Sociedad Anonima	UBS	Sell	3.000	12/20/17	EUR	470	(223)	20,981

49 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Credit Default Swaps (Continued)
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received/(Paid)	Value

Banco Santander SA	UBS	Sell	3.000%	9/20/17 EUR	900	$(3,420)	$34,848

Hellenic Republic	BAC	Sell	1.000	3/20/20 USD	1,435	545,380	(440,317)

Hellenic Republic	BAC	Sell	1.000	3/20/20 USD	1,435	509,505	(440,317)

Malaysia	BNP	Buy	1.000	12/20/20 USD	2,320	(124,027)	91,266

Malaysia	MOS	Buy	1.000	12/20/20 USD	2,325	(147,019)	91,463

Penerbangan Malaysia Bhd	BNP	Buy	1.000	12/20/20 USD	3,970	(205,902)	156,175

Penerbangan Malaysia Bhd	BOA	Buy	1.000	12/20/20 USD	1,185	(82,158)	46,617

Penerbangan Malaysia Bhd	BOA	Buy	1.000	12/20/20 USD	5,295	(276,997)	208,299

Penerbangan Malaysia Bhd	JPM	Buy	1.000	12/20/20 USD	4,015	(169,465)	157,946

Republic of Colombia	BOA	Buy	1.000	9/20/20 USD	6,540	(263,120)	446,642

Republic of Colombia	BOA	Sell	1.000	12/20/20 USD	4,593	245,687	(340,208)

Russian Federation	BNP	Buy	1.000	12/20/20 USD	2,320	(247,677)	221,844

State Bank of India	BNP	Sell	1.000	9/20/19 USD	5,225	215,578	(44,215)

Total Over-the-Counter Credit Default Swaps						$(414,881)	$797,680

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)		Amount Recoverable*		Reference Asset Rating Range**

Investment Grade Single Name Corporate Debt	$5,225,000		$—		BBB-
Investment Grade Sovereign Debt	$4,593,000		$6,540,000		BBB
Non-Investment Grade Corporate Debt Indexes	26,250,000	EUR	—	EUR	B-
Investment Grade Single Name Corporate Debt	1,840,000	EUR	—	EUR	BBB- to BBB
Non-Investment Grade
Sovereign Debt	$2,870,000		$—		CCC+

Total	$12,688,000		$6,540,000

Total EUR	28,090,000	EUR	—	EUR

*Amounts recoverable includes potential payments from related purchased protection for instances where the Fund is the seller of protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

50 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Currency Swaps at December 31, 2015
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount Currency Received (000’s)	Notional Amount Currency Delivered (000’s)	Value

BOA	Pay	Six- Month USD BBA LIBOR	6.330%	3/31/20	INR 438,690	INR 7,009	$ (473,999)

BOA	Pay	Six- Month USD BBA LIBOR	6.250	3/25/20	INR 435,530	INR 6,991	(522,445)

GSG	Pay	Six- Month USD BBA LIBOR	6.300	4/9/18	INR 1,754,250	INR 28,158	(1,485,255)

GSG	Pay	Six- Month USD BBA LIBOR	6.450	3/27/18	INR 2,709,100	INR 43,471	(2,058,737)

Total Over-the-Counter Currency Swap							$(4,540,436)

Centrally Cleared Interest Rate Swaps at December 31, 2015
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Value

DEU	Pay	Six-Month PLN WIBOR WIBO	2.320	10/29/25	PLN 16,170	(40,360)

DEU	Receive	Six-Month HUF BUBOR	1.800	11/6/20	HUF 2,260,800	57,391

DEU	Pay	Six-Month HUF BUBOR	2.670	11/6/25	HUF 1,215,900	(65,072)

DEU	Receive	Six-Month PLN WIBOR WIBO	1.825	10/29/20	PLN 30,460	52,175

GSG	Pay	Six-Month PLN WIBOR WIBO	2.145	6/29/18	PLN 188,475	1,064,797

JPM	Receive	Three-Month HUF BUBOR	1.910	7/8/17	HUF 10,950,000	(181,525)

JPM	Pay	Six-Month PLN WIBOR WIBO	2.500	12/14/25	PLN 33,400	40,579

JPM	Receive	Three-Month HUF BUBOR	1.775	7/18/17	HUF 10,760,000	(126,656)

Total Centrally Cleared Interest Rate Swaps						$801,329

Over-the-Counter Interest Rate Swaps at December 31, 2015
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Value

BAC	Pay	MXN TIIE BANXICO	3.860%	11/17/16	MXN 630,000	$4,658

BAC	Pay	MXN TIIE BANXICO	3.900	12/16/16	MXN 641,475	8,373

BAC	Pay	MXN TIIE BANXICO	4.310	12/15/17	MXN 326,250	(23,177)

BOA	Pay	Six-Month INR MIBOR OIS COMPOUND	6.980%	7/30/20	INR 1,415,000	16,349

51 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Interest Rate Swaps (Continued)
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Value

BOA	Receive	One-Time INR MIBOR OIS COMPOUND	7.360	7/30/16	INR 6,230,000	$(280,513)

BOA	Pay	BZDI	13.975	1/2/18	BRL 122,600	(1,056,781)

BOA	Pay	Three-Month MYR KLIBOR BNM	4.060	7/24/20	MYR 62,270	54,875

BOA	Pay	Six-Month INR-FBIL MIBOR OIS COMPOUND	6.820	11/26/20	INR 600,000	(52,099)

BOA	Pay	One-Time INR MIBOR OIS COMPOUND	7.015	11/26/16	INR 2,550,000	(19,737)

BOA	Receive	Three-Month MYR KLIBOR BNM	3.730	7/24/16	MYR 290,585	57,545

DEU	Pay	MXN TIIE BANXICO	4.330	11/3/17	MXN 637,100	19,412

DEU	Pay	Three-Month ILS TELBOR01	1.170	11/20/19	ILS 73,125	(46,965)

GSG	Pay	MXN TIIE BANXICO	3.900	12/15/16	MXN 648,700	9,753

GSG	Pay	Three-Month MYR KLIBOR BNM	4.440	3/16/25	MYR 90,000	(191,153)

GSG	Pay	Six-Month CLP TNA	4.170	5/27/20	CLP 2,440,000	27,868

GSG	Pay	BZDI	13.145	1/2/17	BRL 115,050	(819,400)

GSG	Pay	Six-Month CLP TNA	4.107	5/28/20	CLP 7,500,000	59,517

GSG	Pay	MXN TIIE BANXICO	4.745	12/15/17	MXN 671,250	(54,579)

HSBC	Pay	Six-Month HUF BUBOR	2.735	11/9/25	HUF 1,240,000	(42,201)

HSBC	Receive	Six-Month HUF BUBOR	1.865	11/9/20	HUF 2,315,000	34,243

JPM	Receive	Three-Month CNY CNREPOFIX=CFXS	2.630	6/26/20	CNY 124,395	(72,596)

Total Over-the-Counter Interest Rate Swaps						$(2,366,608)

Over-the-Counter Interest Rate Swaptions Written at December 31, 2015
Description	Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)	Premiums Received	Value

Interest Rate Swap maturing 1/4/21 Call	BOA	Pay	BZDI	12.580%	1/4/16	BRL 84,340	$161,835	$(2,093,651)

Interest Rate Swap maturing 1/2/18 Call	BOA	Pay	BZDI	12.900	1/4/16	BRL 113,200	236,866	(1,429,007)

Interest Rate Swap maturing 1/2/19 Call	BOA	Pay	BZDI	14.750	1/4/16	BRL 94,000	105,301	(806,070)

Interest Rate Swap maturing 1/2/17 Call	BOA	Pay	BZDI	14.320	1/4/16	BRL 94,000	65,039	(282,554)

52 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Interest Rate Swaptions Written (Continued)

		Pay/Receive Floating Rate	Notional
Description	Counterparty		Floating Rate	Fixed Rate	Expiration Date		Amount (000’s)	Premiums Received	Value

Interest Rate Swap maturing 2/2/21 Call	GSG	Pay	Three- Month USD BBA LIBOR	1.810%	1/29/16	USD	601,463	$2,360,741	$(1,579,549)

Interest Rate Swap maturing 1/2/18 Call	JPM	Pay	BZDI	12.900	1/4/16	BRL	113,200	236,866	(1,429,007)

Total Over-the-Counter Interest Rate Swaptions Written								$3,166,648	$(7,619,838)

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCO-OT	Goldman Sachs Bank USA
GSG	Goldman Sachs Group, Inc. (The)
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
MOS	Morgan Stanley & Co., Inc.
MSCO	Morgan Stanley Capital Services, Inc.
NOM	Nomura Global Financial Products, Inc.
TDB	Toronto Dominion Bank
UBS	UBS AG

Currency abbreviations indicate amounts reporting in currencies
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
CNH	Offshore Chinese Renminbi
CNY	Chinese Renminbi
COP	Colombian Peso
EUR	Euro
GBP	British Pound Sterling
HUF	Hungarian Forint
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Ruble
SGD	Singapore Dollar
TRY	New Turkish Lira
TWD	New Taiwan Dollar
ZAR	South African Rand

53 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Definitions
BANXICO	Banco de Mexico
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BNM	Bank Negra Malaysia
BUBOR	Budapest Interbank Offered Rate
BZDI	Brazil Interbank Deposit Rate
CLP TNA	Non-Deliverable CLP Camara
CNREPOFIX=CFXS	Repurchase Fixing Rates
FBIL	FInancial Benchmarks India Private Ltd.
FRO 1	Floating Rate Option 30 yr. Rate
FRO 2	Floating Rate Option 10 yr. Rate
KLIBOR	Kuala Lumpur Interbank Offered Rate
MIBOR	Mumbai Interbank Offered Rate
OIS	Overnight Index Swap
Teleboro1	Tel Aviv Interbank Offered Rate 1 Month
TIIE	Interbank Equilibrium Interest Rate
TNA	Non-Deliverable CLP Camara
WIBOR WIBO	Poland Warsaw Interbank Offer Bid Rate
XOVER 24	iTraxx Europe Crossover Series 24 Version 1
Exchange Abbreviations
CBT	Chicago Board of Trade
EUX	European Stock Exchange

54 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS December 31, 2015 Unaudited

1. Organization

Oppenheimer Global Strategic Income Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. The Sub-Adviser has entered into a sub-sub-advisory agreement with Apollo Credit Management, LLC (the “Sub-Sub-Adviser”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Global Strategic Income Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and exchange traded funds related to gold or other special minerals (“Gold ETFs”) and Regulation S securities. Regulation S securities are securities of U.S. and non-U.S. issuers that are issued through private offerings without registration with the Securities and Exchange Commission pursuant to Regulation S under the Securities Act of 1933. The Fund applies its investment restrictions and compliance policies and procedures, on a look-through basis, to the Subsidiary. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

At period end, the Fund owned 428,546 shares with net assets of $36,647,839 in the Subsidiary.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for

55 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

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STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and

56 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

“asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or

57 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$270,926,898	$52,013,757	$322,940,655
Mortgage-Backed Obligations	—	756,717,201	1,321,415	758,038,616
U.S. Government Obligations	—	130,803,332	—	130,803,332
Foreign Government Obligations	—	514,282,332	—	514,282,332

58 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Investments, at Value (Continued)
Corporate Loans	$—	$105,720,306	$26,434	$105,746,740
Corporate Bonds and Notes	—	2,945,490,690	104,487	2,945,595,177
Common Stocks	3,880,661	—	3,892,142	7,772,803
Rights, Warrants and Certificates	—	—	—	—
Structured Securities	—	18,376,861	12,572,953	30,949,814
Over-the-Counter Options
Purchased	—	3,729,855	—	3,729,855
Over-the-Counter Interest Rate
Swaptions Purchased	—	3,394,347	—	3,394,347
Investment Companies	168,735,726	409,296,736	—	578,032,462

Total Investments, at Value	172,616,387	5,158,738,558	69,931,188	5,401,286,133
Other Financial Instruments:
Forward currency exchange contracts	—	28,342,504	—	28,342,504
Futures contracts	1,994,840	—	—	1,994,840
Swaps, at value	—	2,355,330	—	2,355,330
Centrally cleared swaps, at value	—	3,474,761	—	3,474,761

Total Assets	$174,611,227	$5,192,911,153	$69,931,188	$5,437,453,568

Liabilities Table
Other Financial Instruments:
Forward currency exchange contracts	$—	$(17,404,286)	$—	$(17,404,286)
Futures contracts	(366,524)	—	—	(366,524)
Options written, at value	—	(6,082,745)	—	(6,082,745)
Swaps, at value	—	(8,464,694)	—	(8,464,694)
Centrally cleared swaps, at value	—	(413,613)	—	(413,613)
Swaptions written, at value	—	(7,619,838)	—	(7,619,838)

Total Liabilities	$(366,524)	$(39,985,176)	$—	$(40,351,700)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 2*	Transfers out of Level 2**	Transfers into Level 3**	Transfers out of Level 3*

Assets Table
Investments, at Value:
Corporate Bonds and Notes	$9,313,522	$–	$–	$(9,313,522)
Common Stocks	–	(4,581,303)	4,581,303	–

Total Assets	$9,313,522	$(4,581,303)	$4,581,303	$(9,313,522)

* Transferred from Level 3 to Level 2 due to the availability of market data for this security.

* Transferred from Level 2 to Level 3 because of the lack of observable market data.

59 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

60 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC (“Master Loan”) and Oppenheimer Master Event-Linked Bond Fund, LLC (“Master Event-Linked Bond”) (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

The investment objective of Master Loan is to seek income. The investment objective of Master Event-Linked Bond is to seek total return. The Fund’s investments in the Master Funds are included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds. The Fund owns 24.7% of Master Loan and 43.9% of Master Event-Linked Bond at period end.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Consolidated Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

Loans. The Fund invests in loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so directly as an original lender or by assignment or indirectly through participation agreements or certain derivative instruments. While many of these loans will be collateralized, the Fund can also invest in uncollateralized loans. Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The loans often pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates although the Fund can also invest in loans with fixed interest rates.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and

61 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$217,469,143
Sold securities	21,411,569

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

At period end, the Fund pledged $136,295 of collateral to the counterparty for forward roll transactions.

62 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment.

Information concerning securities not accruing interest at period end is as follows:

Cost	$69,775,174
Market Value	$9,023,590
Market Value as % of Net Assets	0.17%

The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego receipt of the original principal or coupon interest rates. At period end, securities with an aggregate market value of $2,745,827, representing 0.05% of the Fund’s net assets, were subject to these forbearance agreements.

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may

63 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to

64 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Consolidated Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

65 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $887,114,804 and $1,953,512,378, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Consolidated Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

66 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

During the reporting period, the Fund had an ending monthly average market value of $399,940,803 and $407,234,421 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $1,923,319 and $2,714,548 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security

67 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written call options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $2,806,404 and $3,650,041 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the reporting period was as follows:

	Number of Contracts	Amount of Premiums

Options outstanding as of
September 30, 2015	66,493,444,195	$8,568,792
Options written	200,877,677,500	7,354,399
Options closed or expired	(11,574,024,195)	(1,057,035)
Options exercised	(60,160,112,500)	(8,663,610)

Options outstanding as of
December 31, 2015	195,636,985,000	$6,202,546

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations in the annual and semiannual reports. The Fund also records any

68 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

The Fund has engaged in spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same reference asset but with

69 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

different maturities. Spread curve trades attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

For the reporting period, the Fund had ending monthly average notional amounts of $202,650,806 and $61,982,526 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Currency Swap Contracts. A currency swap contract is an agreement between counterparties to exchange different currencies at contract inception that are equivalent to a notional value. The exchange at contract inception is made at the current spot rate. The contract also includes an agreement to reverse the exchange of the same notional values of those currencies at contract termination. The re-exchange at contract termination may take place at the same exchange rate, a specified rate or the then current spot rate. Certain currency swap contracts provide for exchanging the currencies only at contract termination and can provide for only a net payment in the settlement currency, typically USD. A currency swap contract may also include the exchange of periodic payments, between the counterparties, that are based on interest rates available in the respective currencies at contract inception. Other currency swap contracts may not provide for exchanging the different currencies at all, and only for exchanging interest cash flows based on the notional value in the contract.

The Fund has entered into currency swap contracts with the obligation to pay an interest rate on the dollar notional amount and receive an interest rate on the various foreign currency notional amounts. These currency swap contracts increase exposure to, or decrease exposure away from, foreign exchange and interest rate risk.

For the reporting period, the Fund had ending monthly average notional amounts of $18,387,502 and $128,166,795 on currency swaps which pay a fixed rate and which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the reporting period, the Fund had ending monthly average notional amounts of $320,907,954 and $ 458,547,944 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

70 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations in the annual and semiannual reports. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

During the reporting period, the Fund had an ending monthly average market value of $4,408,346 and $8,956,768 on purchased and written swaptions, respectively.

Written swaption activity for the reporting period was as follows:

71 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

	Notional Amount	Amount of Premiums

Swaptions outstanding as of September 30, 2015	3,448,200,000	$6,294,044
Swaptions written	601,462,559	2,360,741
Swaptions closed or expired	(1,234,460,000)	(3,076,137)
Swaptions exercised	(1,715,000,000)	(2,412,000)

Swaptions outstanding as of December 31, 2015	1,100,202,559	$3,166,648

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

At period end, the Fund has required certain counterparties to post collateral of $10,216,930.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

72 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

73 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

7. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$5,845,547,407
Federal tax cost of other investments	(223,654,579)

Total federal tax cost	$5,621,892,828

Gross unrealized appreciation	$61,187,491
Gross unrealized depreciation	(514,157,676)

Net unrealized depreciation	$(452,970,185)

74 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Item 2.	Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/31/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Strategic Income Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	2/17/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	2/17/2016

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	2/17/2016